EXHIBIT 10.148 –CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT 10.148 WAS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) WITH A REQUEST FOR CONFIDENTIAL TREATMENT BY INTER PARFUMS, INC.

LICENSE AGREEMENT

License Agreement (“Agreement”) dated April 26, 2011 between Anna Sui Corp., a New York corporation (“Licensor”) whose address is 250 West 39th Street 15th Floor, New York, New York 10018 and Inter Parfums USA, LLC, a New York limited liability company (“Licensee”) whose address is 551 Fifth Avenue, New York, NY 10176.

WHEREAS, Licensor is the owner of the trademark “ANNA SUI” and other Licensed Marks;

WHEREAS, upon and subject to all of the terms and condition of this Agreement, Licensor grants to Licensee and Licensee accepts the exclusive right to use the Licensed Marks solely in connection with the manufacture, distribution, sale and advertising of the Licensed Products to Licensor Retail Stores and through the Channels of Distribution within the Territory during the Term, all as defined below; and

NOW, THEREFORE, in consideration of the premises and mutual promises hereinafter set forth, the parties agree as follows:

DEFINITIONS
In this Agreement, the following capitalized terms shall have the following meanings:

“Affiliates”.  An "Affiliate," in the case of Licensor, shall mean an entity or person which directly or indirectly controls or is controlled by or is under common control with Licensor, with the exception of Licensee, and in the case of Licensee, shall mean an entity or person which directly or indirectly controls or is controlled by or is under common control with Licensee with the exception of Licensor. For avoidance of doubt, distributors of Licensee shall not be deemed Affiliates of Licensee.

“Annual Advertising Amount”:  Licensee, together with its distributors, shall spend within each Annual Period during the Term an “Annual Advertising Amount” equal to [———]1of Net Sales in the aggregate, for advertising and promotion in trade and consumer media, including without limitation newspapers, magazines, television and radio, as well as co-operative advertising, trade shows, displays, fixtures and point-of-sale materials. A statement of such advertising expenditures for each Annual Period shall be furnished to Licensor simultaneously with the Annual Sales Royalty Report. If the statement for an Annual Period shows that the [———]2threshold has not been reached for that Annual Period, then the difference between the amount actually spent and the amount required to be spent must be spent within the next [———]3 months of the following Annual Period. No later than October 1 during each Annual Period, Licensee must submit to Licensor for Licensor’s approval its advertising/promotional plan and budget for the Licensed Products for the ensuing Annual Period.  All advertisements and promotions, including co-op, shall be in accordance with all artwork approvals required herein and pursuant to Section 9 hereof.  Such approvals will not be unreasonably withheld, delayed or conditioned.

“Annual Period”:  The period commencing on January 1, 2012 and ending on December 31, 2012 and each consecutive 12-month period of the Term thereafter shall be referred to as an “Annual Period.”

“Contractor” shall mean any person, firm or company appointed or proposed as a contractor to perform filling or the manufacturing of the Licensed Products on behalf of Licensee pursuant to this Agreement.

“Formula(e)” shall mean any and all of the formulae, lists of ingredients, fragrances, technical information, recipes, processes and instructions (held in whatever form) reasonably necessary to enable the Licensed Products to be produced. Formulae shall be for the exclusive use of the Licensee for the Licensed Products, but shall not be deemed to be owned by the Licensor or the Licensee, but by the fragrance house that creates the fragrance. Upon termination or expiration of this Agreement, Licensor shall have the exclusive right to use the formulae.

“Channels of Distribution”:   “Channels of Distribution” consist of the following Authorized Retailers, as hereinafter defined. Authorized Retailers shall mean those high-quality department stores, specialty retail stores and fragrance/cosmetic specialty retail stores in the Territory, which, based upon their locations, merchandising and overall operations are consistent with the high quality of the Licensed Products and the reputation, image and prestige of the Licensed Marks. Such high-quality retail stores shall include, but not be limited to, those that sell any one (1) of the three (3) following brands: Calvin Klein, Ralph Lauren and Burberry. In addition, Channels of Distribution shall also include international duty free stores, prestige fragrance perfumeries, U.S. Military Bases, or other regular priced stores where prestige fragrances are sold. Channels of Distribution shall also include distributors that sell to Authorized Retailers.

1 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.1.
2 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.2.
3 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.3.

For Licensed Products that are amenities, Channels of Distribution shall also include hotels, country and/or city clubs and restaurants, as well as through airlines and cruise ships.

“Licensed Marks”: The “Licensed Marks” consist of the trademark(s) as set forth in Schedules A1 and A2 to this Agreement, together with any New Marks.

“Licensed Products”:  The “Licensed Products,” all bearing the Licensed Marks, shall consist of the products set forth on Schedule B to this Agreement.

“Licensor Retail Stores”. Licensor Retail Stores shall mean those retail stores which are owned and operated by Licensor or its Affiliates in the United States.

“Minimum Annual Royalty”: The “Minimum Annual Royalty” is the minimum Sales Royalty amount payable by Licensee to Licensor on Net Sales of Licensed Products for an Annual Period.  The Minimum Annual Royalty for each Annual Period shall be in the amounts set forth in Schedule C, and shall be paid in four (4) equal installments within [———]4 days of each end of quarter-Annual Period.

Payments of the Minimum Annual Royalty with respect to an Annual Period shall be credited against the Sales Royalty payments due during that Annual Period but any payments of the Minimum Annual Royalty or Sales Royalty with respect to an Annual Period may not be applied to any other Annual Period.

“Net Sales”:  The term “Net Sales” shall have the meaning set forth in Article 5(a) hereof.

“New Marks”: The term “New Marks” shall mean any names, trademarks, service marks, trade names, domain names, taglines, slogans, logos or trade dress developed under this Agreement or used or proposed to be used on Licensed Products, and any other names, trademarks, service marks, taglines, slogans or trade dress displayed on or in connection with Licensed Products or the packaging for Licensed Products.

“Sales Royalty”:  The “Sales Royalty” is equal to [———]5 of Net Sales.

Sales Royalty payments shall be due at the close of each calendar quarter and shall be paid to the Licensor in US currency no later than [———]6 days thereafter. If the Sales Royalty is converted from a foreign currency, the payment will be based on the exchange rate listed in the Wall Street Journal on the last business day of the quarter. The Sales Royalty due Licensor for an Annual Period shall, in no case, be less than the Minimum Annual Royalty specified below for that Annual Period.

4 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.4.
5 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.5.
6 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.6.

“Term”: The "Term" will be a period commencing on January 1, 2012 and ending on December 31, 2021 unless sooner terminated as provided herein. Licensee shall have the option, in the exercise of its discretion, to extend the Term on two (2) occasions each for a period of five (5) consecutive Annual Periods upon notice to Licensor, provided that

(a) for the first renewal period, (i) Licensee notifies Licensor of Licensee’s intent to renew not later than one year prior to the termination date, (ii) Licensee has not committed an Event of Default, and (iii) Licensee has met Minimum Net Sales for the aggregate amount of the eighth and ninth Annual Periods as set forth in Schedule D;  and

(b)  for the second renewal period, (i) Licensee notifies Licensor of Licensee’s intent to renew not later than one year prior to the termination date, (ii) Licensee has not committed an Event of Default, and (iii) Licensee has met Minimum Net Sales for the aggregate amount of the 13th and 14th Annual Periods as set forth in Schedule D.

If Licensee exercises its option, then the Term will be extended for five (5) consecutive Annual Periods (a “Renewal Term”). If Licensee extends the Term as set forth above, then Licensee shall have the option to extend the Term again in a like manner for five (5) consecutive additional terms. If such extensions occur, then the Term shall be deemed extended to include such Renewal Terms.

If Licensee does not exercise its renewal option for the first or second renewal periods, then nothing in this Agreement shall prevent Licensor from entering into negotiations with a third party for a new license agreement for the Licensed Products and signing a new license agreement with the third party for the Licensed Products. Licensor shall be able to  publicly announcing the new licensee upon not less than [———]7 prior advance notice to Licensee, and authorize said new licensee to take all actions necessary under the new license agreement to ensure the availability of Licensed Products on the market directly after the expiration date of this Agreement, provided that nothing shall be done to interfere with existing distribution agreements of Licensee or the business of Licensee and its distributors.

“Territory”:  The “Territory” is the world.

“Web Portal”: The “Web Portal” is the website or websites owned and managed by Licensor, including but not limited to the website residing at www.annasui.com. Licensee shall use reasonable commercial efforts to work with Licensor to maximize the use of the Web Portal, where practical, and Licensor shall not unreasonably withhold access by the Licensee and its distributors to the Web Portal.

7 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.7.

 1.          GRANT OF LIMITED LICENSE:

a.           Licensor hereby grants to Licensee the exclusive, nontransferable right to use the Licensed Marks to (i) develop, produce, and manufacture Licensed Products, and (ii) market, advertise, distribute and sell Licensed Products within the Channels of Distribution, during the Term of this Agreement.

b.           Licensor reserves all rights not specifically granted to Licensee hereunder.

c.            The rights hereby granted to Licensee may not be licensed, sublicensed, assigned or otherwise transferred to any third party, in whole or in part, without the prior written consent of Licensor.

d.           Licensee expressly acknowledges that it is not licensed or authorized under this Agreement to use the Licensed Marks or otherwise exercise any rights licensed hereunder, or allow any third party to do so, either directly or indirectly, on non-Licensed Products, except as may otherwise be agreed in writing by Licensor with respect to “gift with purchase” items or “purchase with purchase items”.

e.           Licensee shall not advertise, promote or otherwise market the Licensed Products to the public or to the trade (or permit any third party to do so) prior to Licensee’s receipt of Licensor’s approvals pursuant to Section 9 below.

2.           MINIMUM NET SALES:

a. If Licensee fails to achieve Net Sales of [———]8 in the aggregate for the first, second and third Annual Periods, or, commencing with the fourth Annual Period and for each subsequent Annual Period, if Licensee fails to achieve Net Sales for [———]9 consecutive Annual Periods that equal or exceed the Minimum Net Sales specified in Schedule D attached hereto, then Licensor shall have the right, exercisable within [———]10 days of the end of such Annual Period, to terminate this Agreement on not less [———]11  days notice to Licensee.

b. Notwithstanding anything to the contrary contained herein, Licensor shall not have the right to terminate this Agreement if Licensee does not achieve the Minimum Net Sales provided that,

8 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.8.
9 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.9.
10 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.10.
11 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.11.

i.           Licensee has used reasonable commercial efforts to open major global markets such as the United States, European Union, Middle East and Latin America, and

ii           Licensee pays the Minimum Annual Royalty for each such Annual Period in which Licensee has not achieved the required Minimum Net Sales.

3.           THIRD PARTY CONTRACTORS:

Subject to Licensor’s written approval, Licensee may engage one or more third part fillers to produce or manufacture Licensed Products on Licensee’s behalf if (i) Licensee first presents to Licensor an agreement in substantially the form annexed as Exhibit C executed by the proposed filler; and (ii) that agreement is fully executed and in full force and effect prior to the commencement of such manufacture. Under no circumstances shall Licensee’s distributors produce or manufacture Licensed Products.

4.           DISTRIBUTION:

a. Subject to Licensor's written approval, Licensee shall have the right to use distributors to sell Licensed Products, subject to the following restrictions and requirements:

i. Licensor shall have the right to approve the distributor and no distribution shall commence prior to such approval, provided, however, that approval of any distributor shall be deemed given if disapproval thereof is not given within [———]12  days of written notice by Licensee of its desire to utilize a particular distributor;

ii. the terms of the distribution agreements shall be subject in all respects to the provisions of this Agreement;

iii. the distributor shall agree to use reasonable commercial efforts to market, distribute, ship and sell Licensed Products throughout the Channels of Distribution within the applicable Territory in commercially reasonable quantities and not outside the Channels of Distribution;

iv. the distributor shall agree to abide by all of Licensor's quality control provisions and provisions relating to the Licensed Products, artwork, copy, packaging, tags, labels, literary text, advertising, promotional or display of materials and other Licensed Materials set forth in Section 9 below;

12 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.12.

v. the distributor shall agree that it will not during the term of the distribution or thereafter dispute or contest, directly or indirectly, or do or cause to be done any act which in any way contests, impairs or tends to impair the Licensed Marks or the validity or Licensor's ownership thereof, and shall not assist others in doing so;

vi. the distributor shall agree that use of the Licensed Marks on the Internet by the distributor shall inure to the benefit of Licensor, that it will not during the term of the distribution apply for any domain names utilizing the Licensed Marks, and that if the distributor determines that an additional domain name utilizing the Licensed Marks is necessary, it shall contact the Licensee with the request; and

vii. nothing in the distribution agreement shall be contrary, in terms, spirit or scope, to this Agreement.

b.           Licensee agrees to use reasonable commercial efforts to retain Albion as its distributor for Licensed Products in Japan, and shall use reasonable commercial efforts to collaborate with Albion regarding the rest of Asia when practical, provided that such collaboration does not cause a breach of any third party agreement to which Licensor or any of its Affiliates are a party; and provided that, Licensee shall notify Licensor immediately if its negotiations with Albion are failing so that Licensor can attempt to facilitate use by Licensee of Albion as a distributor; and further provided that, if negotiations with Albion do not succeed, then Licensee agrees not to use a distributor other than Albion for Japan without Licensor’s involvement in the negotiations process and explicit approval of the new Japanese distributor. Licensor agrees not to withhold such approval unless there is reasonable commercial basis for withholding such approval.

5.           SALES ROYALTY STATEMENTS AND PAYMENTS:

a.           Licensee shall pay to Licensor in U.S. Dollars a Sales Royalty on Net Sales.  “Net Sales” shall mean the gross invoice amount billed customers for Licensed Products shipped or delivered by or on behalf of Licensee any of its Affiliates, to a non-Affiliate less the following: discounts, allowances, rebates, handling fees, stocking fees, slotting fees, damages and shortages supported by credit memoranda and to the extent separately shown on the applicable invoice, freight and delivery charges (prepaid), taxes (including VAT), said discounts, allowances, and rebates not to exceed [———]13, and further less any bona fide returns as supported by credit memoranda issued to the customer. Licensee must substantiate all deductions from Net Sales. Net Sales shall not include (i) sales of Licensed Products to Licensor Retail Stores, or (ii) testers, samples or miniatures of Licensed Products or other promotional material and non-retail items sold to distributors or Authorized Retailers. For sales of Licensed Products to Licensor Retail Stores, Licensee shall provide preferred reduced pricing to Licensor. The Sales Royalty shall accrue to Licensor at the earliest of the following events: the sale, shipment and/or distribution of  the Licensed Products to a non-Affiliate, and accompanied by the Sales Royalty Report in the form set forth in Exhibit F.

13 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.13.

b.           Sales Royalty Reports substantially in the form of Exhibit F shall be made within [———]14  days after the close of each calendar quarter, regardless of whether Royalties are actually due and payable for such calendar quarter. Sales Royalty Reports shall be signed and the accuracy thereof certified as true and correct in all material respects by an officer of Licensee.  In addition, an annual Sales Royalty report covering each Annual Period (the “Annual Sales Royalty Report”) shall in addition provide Net Sales by account, and shall be certified as true and correct in all material respects by the Chief Financial Officer of Licensee not later than one [———]15 days after the end of each Annual Period.

c.           After [———]16 days past the due date, Licensee shall pay interest on late and underpaid Sales Royalty payments and/or late Minimum Annual Royalty payments at the prime rate as in effect from time to time as determined by Capital One Bank, computed from the original due date until paid.  Neither the acceptance of any payment or Sales Royalty Report nor the deposit of any check shall preclude Licensor from questioning the correctness of any payment or Sales Royalty Report at any time.

d.           Licensee shall keep accurate and complete books and records of all transactions related to this License (the “Anna Sui Books and Records”) for three (3) years subsequent to the transaction involved.  On reasonable advance notice, but no more than once annually, Licensor shall have the right to audit the Anna Sui Books and Records for a period covering up to three (3) years, provided that, such audit does not interfere with the normal business operations of Licensee, and if any audit discloses that Licensee owes Sales Royalties to Licensor in excess of [———]17 of Sales Royalties previously paid for any quarterly period, then Licensee shall pay the reasonable coasts of such audit.

14 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.14.
15 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.15.
16 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.16.
17 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.17.

6.           INTELLECTUAL PROPERTY RIGHTS, INCLUDING COPYRIGHT AND TRADEMARK:

a.            Ownership:  Licensor warrants and represents to Licensee that Licensor is the owner of all right, title and interest in and to Licensed Marks and in the jurisdictions set forth in the annexed Schedule A in any form or embodiment thereof, and Licensor has no knowledge that the Licensed Mark infringes upon any other trademark. Licensee acknowledges that Licensor is and shall remain the owner of all right, title and interest in and to the Licensed Marks, New Marks (if any) and in all intellectual property rights including all copyrights, trademarks, internet domain names, patent and trade dress and other rights associated with the Licensed Marks, in all forms and embodiments within and without the Territory whether registered or not, and in all artwork, packaging, copy, literary text, advertising and promotional material of any sort which utilize the Licensed Marks, including all such materials developed by Licensee (collectively, the “Licensed Materials”) and the goodwill pertaining to all of the foregoing.  Licensee further acknowledges the value of the goodwill associated with the Licensed Marks and New Marks, and that the Licensed Marks have acquired secondary meaning in the mind of the public. Licensee agrees that it shall not during the Term or at any time thereafter dispute or contest, directly or indirectly, or do or cause to be done any act which in any way contests, impairs or tends to impair, Licensor’s exclusive rights in and to the Licensed Marks, as well as any other properties owned by Licensor which are not licensed hereunder, or the validity thereof or of this Agreement, and shall not assist others in doing so.

b.            Compliance; Notices:  The License granted hereunder is conditioned upon Licensee’s compliance with the provisions of the trademark, patent, industrial design and copyright laws of the United States and of any other country or countries within the Territory.  All Licensed Products and Licensed Materials shall bear applicable Trademark and Copyright Notices in Licensor's name and shall also include and comply with Labeling Requirements and any other legal notices that Licensor may from time to time require.  Except as may be otherwise approved by Licensor, Licensee agrees to use the Licensed Marks as the sole trademark of any Licensed Products bearing the Licensed Marks.

c.            Protection of Trademarks, Copyrights, Other Intellectual Property Rights and Goodwill:

(i) Licensee agrees to assist Licensor, at Licensor’s request and expense, in procuring and maintaining the rights of Licensor in the Licensed Marks (including trademark and copyright).  In connection therewith, Licensee agrees to execute and/or deliver to Licensor in such form as Licensor may reasonably request all instruments necessary to effectuate trademark and, where applicable, copyright protection or to record Licensee as a registered user of any trademarks, where applicable, or to cancel such registration.  If Licensee fails to execute any such instruments, Licensee appoints Licensor as its attorney-in-fact to do so on Licensee’s behalf.

(ii) Licensee acknowledges that only Licensor may file and prosecute trademark applications regarding use by Licensee of any Licensed Marks in such jurisdictions within the Territory as the Licensor may, from time to time, deem advisable.  Licensor will take such steps as it deems necessary, at its sole discretion, in filing trademark applications for the Licensed Marks in those jurisdictions in the Territory that, in Licensor's opinion, so warrant.

(iii)  Licensor shall control, and be entitled to all recovery and pay in full all infringement litigation brought against third parties involving or affecting the Licensed Mark and Licensor may add Licensee as a party thereto at Licensor’s expense.

(iv)  Licensee acknowledges that the Licensed Mark owned by Licensor have developed a valuable reputation for quality, and have acquired value and goodwill throughout the Territory and the world, so that the consuming public associates the Licensed Marks with uniform products and goods of consistent high quality.  Licensee shall use its best efforts to protect the validity, integrity, goodwill and reputation of Licensor and the Licensed Marks, and Licensee will not at any time do or knowingly permit to be done any act or thing which would in any manner impair the rights of Licensor in and to the Licensed Marks or which would adversely affect the validity, integrity, goodwill or reputation of Licensor or the Licensed Marks.  Licensee undertakes to use the Licensed Marks in accordance with the terms of this Agreement.

7.            INDEMNIFICATION:

a.           By Licensor:  Licensor agrees to indemnify and hold harmless Licensee and its Affiliates, and their respective directors, officers, employees and representatives from and against any and all claims, suits and expenses (including reasonable attorney’s fees) and judgments from third parties arising solely out of any breach by Licensor of any of its warranties, representations or covenants hereunder, provided that Licensee gives Licensor prompt notice of all claims or suits relating to such use.  Licensor shall have the option to undertake and control the defense and settlement of any such claim or suits.  Licensee shall cooperate with Licensor in the defense of any suits and Licensee must act to mitigate any damage arising out of or related to such suits. In the event that Licensor chooses not to defend, Licensee shall have the right to defend any action or proceeding brought by a third party with counsel of Licensee’s choice at Licensor’s expense.

b.           By Licensee:  Licensee agrees to indemnify and hold harmless Licensor and its Affiliates and their respective directors, officers, employees and representatives from and against all claims, losses, penalties, personal or property damages including punitive damages, liabilities, suits and expenses (including reasonable attorney’s fees) arising out of or in connection with the Licensed Products or their manufacture, sublicensing, packaging, distribution, promotion, sale or exploitation, including products liability claims (except with respect to those matters against which Licensor has agreed to indemnify Licensee hereunder).  Licensor shall cooperate with Licensee in the defense of any suits and Licensor must act to mitigate any damage arising out of or related to such suits. In the event that Licensee chooses not to defend, Licensor shall have the right to defend any action or proceeding brought by a third party with counsel of Licensor’s choice at Licensee’s expense.

8.           INSURANCE:

a.  Licensee shall obtain and maintain on an occurrence basis throughout the Licensed Term, and Sell-Off period at its own expense, standard comprehensive general liability coverage for bodily injury, property damage and personal injury from a qualified, A-rated insurance carrier. Said coverage shall include broad form contractual liability as well as product liability insurance. Such product liability coverage shall be no less than [———]18 combined single limit on a per occurrence basis, with [———]19 coverage in the aggregate. Each policy shall be non-cancelable except after thirty (30) days prior written notice to Licensor. Licensee shall furnish Licensor with a certificate of insurance evidencing such policy within thirty (30) days after execution of this Agreement and, to the extent such insurance must be renewed, shall furnish Licensor with proof of renewal annually thereafter, at least thirty (30) days prior to the termination date of coverage in the absence of renewal. Failure of Licensee to obtain and maintain such insurance coverage shall be a material breach of this Agreement.

18 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.18.
19 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.19.

b.  Licensor shall carry insurance of not less than [———]20 per occurrence and [———]21 in the aggregate and shall name Licensee as an additional insured. Said coverage shall include broad form contractual liability as well as product liability insurance.

9.           APPROVALS/SAMPLES/QUALITY/INSPECTION/PRODUCT SAFETY:

a.           Licensee hereby warrants and agrees that the Licensed Products designed, manufactured, advertised, promoted, sold or distributed under this Agreement shall bear the Licensed Marks faithfully produced and shall meet the standards of quality, workmanship, material, design, size, color and style established by Licensor from time to time and in accordance with the terms and conditions of this Agreement; Licensee will not knowingly cause or authorize any or all of the Licensed Products not conforming to this Agreement to be sold or distributed. All of the Licensed Products shall conform to and comply with, in all material respects, all federal, state and local laws, rules and regulations of the United States and all applicable laws in other nations in the Territory governing the design, quality, labeling, and safety of such Licensed Products. Licensee shall not undertake, cause, condone or authorize: (i) the use of any substandard or offensive materials in or in connection with any of the Licensed Products; (ii) any material violation of any federal, state or local law or regulation in the United States or any material violation of any applicable laws in other nations in the Territory, including, but not limited to, provisions thereof relating to labor (including child welfare laws), product safety or labeling, or imposing advertising standards or requiring trade or content description of the Licensed Products; or (iii) the use of the Licensed Marks or any other word, device or symbol associated in any way with any or all of Licensor and its Affiliates in connection with any product or activity that is not the subject of this Agreement, provided that nothing in this Agreement shall preclude the parent of Licensee, Inter Parfums, Inc., from using the Licensed Marks in connection with its reporting obligations under the federal securities laws of the United States.

20 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.20.
21 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.21.

                      b.           Licensee shall provide Licensor with a product development calendar within  [———]22 days after the date of this Agreement, and thereafter each year consistent with Licensee’s ordinary course of business. Licensee agrees to consult with Licensor on a quarterly basis to discuss the business plan for product development and distribution, sales targets and marketing. At the end of the fifth Annual Period, the parties shall meet to review the prior five Annual Period and evaluate and set targets for the next five Annual Periods.

c.           Licensor has approval rights as to which fragrance and bottles Licensee will make into samples, which samples are made into pre-production samples, which samples will go into production and final approval before production units are ready for distribution.  In addition, Licensee understands and agrees that each of the Licensed Products and any other items bearing the Licensed Marks or intended for use in connection with the Licensed Products (hereafter collectively referred to as the “Materials”) must be approved in advance by Licensor.  The Materials include, but are not limited to photography, cartons, containers, labels, wrappers, packages and other inner an outer packaging materials, fixtures, displays, artwork and printing, web sites, advertising, sales, marketing, and promotional materials.

d.           Licensee shall submit samples for Licensor approval. Licensor shall review and comment on the sample(s) and either: (1) provide approval for any sample to go to pre-production prior to going to market; (2) disapprove any sample from going to pre-production for market; or (3) comment on any changes needed.  Once any sample is approved for pre-production, and before Licensee places any Licensed Products into final production, Licensee shall then deliver a pre-production sample for Licensor approval.  The pre-production unit produced which is then approved for production is called a “Prototype”.  Licensor shall have [———]23 days from the date of receipt of any sample or Prototype to give notice to Licensee of Licensor’s approval or disapproval. Failure of Licensor to give timely notice of disapproval shall be deemed to be a disapproval.

e.           After approval of the Prototype for production as described herein, Licensee shall submit one (1) top of the line production sample for each product going to market (each a “Top of the Line Sample”) in order for Licensor to confirm conformity with the approved Prototype.  Such Top of the Line Sample must come within accepted cosmetic industry tolerances to the Prototype Licensor approved under Sub-Section 9(d) above, prior to continuing with production.

f.           Licensor shall have the right to approve or disapprove of the specific use of its graphics, logos and Licensed Marks in connection with the Licensed Products.  Should Licensor request modification to the use of any design or logo found on any sample, then Licensee shall make such modification.  Notwithstanding anything to the contrary contained in this Agreement, in the event that Licensor has approved the use of its graphics, logos and Licensed Marks in connection with a Licensed Product that has already gone to production, then Licensor shall not have the right to change, alter or in any manner modify the design, logo or Marks for the entire production run of such Licensed Products for which Licensee has submitted purchase orders.

22 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.22.
23 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.23.

g.           Licensee shall be solely responsible for, and shall pay all reasonable costs and expenses relating to, the design, safety testing and development of Licensed Products, making all prototypes, samples and all aspects for production of the Licensed Products.

h.           Licensee may engage, employ or utilize designers to develop Licensed Products and/or Materials, provided, however, that Licensee shall obtain a written assignment, and shall supply Licensor with a copy of such assignment, from any such designer in favor of Licensor under which all of such designer’s rights, title and interest, including but not limited to all rights of copyright, in and to such designer’s work product is transferred and conveyed to Licensor to the maximum extent permitted by applicable law.

i.           Licensee agrees to use reasonable commercial efforts to retain the services of the following persons on a commercially reasonable basis:

[———]24 – creative, based in New York

[———]25 – marketing, based in Shanghai

[———]26 – in charge of greater China based in Taiwan

[———]27 - IT /website based in Hong Kong

j.           Licensee shall submit the Channels of Distribution to Licensor for approval. Licensor shall have [———]28 days from the date of receipt of any Channel of Distribution to give notice to Licensee of Licensor’s approval or disapproval. Failure of Licensor to give timely notice of disapproval shall be deemed to be a disapproval.

24 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.24.
25 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.25.
26 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.26.
27 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.27.
28 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.28.

10.        EXCLUSIVITY: RESTRICTIONS ON AND MANNER OF EXPLOITATION

a.           Exclusivity:  Nothing in this Agreement shall be construed to prevent Licensor from granting any other licenses for the use of the Licensed Marks on products other than Licensed Products or from utilizing the Licensed Marks on products other than Licensed Products in any manner whatsoever within or without the Territory. Licensor shall not manufacture or distribute Licensed Products.

b.           Distribution:  Licensee agrees to use commercially reasonable efforts to distribute, ship and sell Licensed Products, to make and maintain commercially adequate arrangements for the distribution, shipment and sale necessary to meet the demands for all such Licensed Products.

c.            Restrictions on and Manner of Exploitation:  In order to protect the value of the goodwill associated with the Licensed Marks, the Licensed Marks shall not be used by Licensee as a trade name nor shall the Licensee use any trademark, logo or design other than the Licensed Marks on any Licensed Products or Licensed Materials (also known as “co-branding”) unless such use of such trademark, logo or design shall have been approved in writing by the Licensor, and unless approved by Licensor, in no event shall the Licensed Products be packaged for sale or distribution with other articles.  The Licensee shall at no time adopt or use any variation of the Licensed Marks or any word or mark likely to be similar to or confusingly similar with the Licensed Marks.

e.           Personal Appearances - If requested by Licensee, Licensor shall cause Anna Sui and Bobby Sui to make not more than [———]29 personal appearances during each Annual Period. Licensee agrees to pay for roundtrip first class airfare, hotel, meals and transportation for Anna Sui and Bobby Sui for each such appearance.

11.        EVENTS OF DEFAULT, TERMINATION:

Events of Default, Termination: Licensor shall have the right to terminate this Agreement upon notice to Licensee, upon the happening of any of the following “Events of Default”:

a.           Bankruptcy:  If Licensee files or has filed against Licensee a petition in bankruptcy, reorganization or for the adoption of an arrangement under any present or future bankruptcy, reorganization or similar law (which petition if filed against Licensee shall not be dismissed within ninety (90) days from the filing date), or if Licensee makes an assignment for the benefit of its creditors or is adjudicated a bankrupt, or if a receiver or trustee of all or substantially all of Licensee’s property is appointed, or if Licensee discontinues its business, then the Licensor shall have the right to terminate the Agreement on notice to Licensee.

29 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.29.

b.           Assignment, Change of Control or Substantial Injury to Reputation of Licensee:  If Licensee transfers this Agreement by assignment, operation of law, or otherwise other than to an non-Affiliated entity; or if a substantial portion of the assets or controlling stock in Licensee’s business is sold or transferred, or if there is a substantial change in the controlling interest in Licensee’s business by merger or consolidation of Licensee’s business with any other non-Affiliated entity;  or if Licensee becomes the target of a prosecution or enforcement action by governmental authorities for violation of child labor laws, financial fraud, or payment of kickbacks or bribes, which results in a material, adverse and long lasting change in the character or reputation of Licensee and which results in a material decrease in Licensee’s sales to the public; or the intentional, willful or reckless distribution of adulterated products harmful to the public; or if a substantial portion of Licensee’s property is expropriated, confiscated or nationalized by any government or if any government assumes de facto control of Licensee’s business, in whole or in substantial part, then Licensor may terminate this Agreement upon forty-five (45) days’ notice to Licensee.

c.           Failure to Pay/Report:  If Licensee fails to make timely payment of Royalties or the Minimum Annual Royalty when due, or fails to make timely submission of Sales Royalty Reports, Licensor may terminate this Agreement upon [———]30 days written notice to Licensee, unless Licensee cures any such breach within said [———]31 day period.

d.           Breach by a Contractor or Distributor: Any material breach of this Agreement by a contractor or distributor of Licensee shall be deemed to be a material breach of this Agreement by the Licensee; provided, however, that if Licensee does not cause said filler or distributor to cure such material breach, if curable, within [———]32 days of discovery of such material breach, or terminate its relationship with said filler or distributor within said 30 days, Licensor may terminate this Agreement upon [———]33 written notice to Licensee.

e.           Insurance:  If Licensee fails to obtain or maintain insurance as required in the Agreement, Licensor may terminate this Agreement upon [———]34 days’ written notice to Licensee, unless Licensee cures any such breach within said [———]35 days and gives notice to Licensor thereof within that period.

30 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.30.
31 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.31.
32 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.32.
33 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.33.
34 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.34.
35 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.35.

f.           Other Material Breaches:  If Licensee fails to perform any of its material obligations hereunder, Licensor may terminate this Agreement upon [———]36  days’ notice, unless Licensee cures any such material breach within said [———]37  days; provided, however, that if such cure cannot be reasonably be effected within such [———]38 day period, cure is being diligently prosecuted by Licensee with reasonable prospects for a cure within a commercially reasonable time, but in no event longer than [———]39 days.

g.           Effect of Termination or Expiration:  Upon termination or expiration of this Agreement:

i. Licensee shall pay to Licensor all Royalties accrued on Net Sales, and Licensee shall continue to be obligated to pay to Licensor all Royalties that accrue on Net Sales made during the sell-off period, if any;

ii. Licensee shall be deemed to have automatically assigned all copyright, trademark and service mark rights, equities, goodwill, titles and other rights in or to the Licensed Marks and all adaptations, compilations, modifications, translations and versions thereof to Licensor, without consideration other than the mutual covenants and considerations of this Agreement; and

iii. Licensee shall send Licensor a complete and detailed inventory of all screens, dies, molds, color separations, plates negatives or similar materials (“Production Materials”) previously used to manufacture Licensed Products within [———]40  days and the cost thereof; and

36 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.36.
37 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.37.
38 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.38.
39 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.39.
40 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.40.

iv.           Licensee acknowledges and agrees that upon such termination, all Minimum Annual Royalty payments payable pursuant to this Agreement for the lesser of the following periods (x) [———]41 month period following the date of such termination or (y) the remainder of the Term as liquidated damages and not as a penalty, shall accelerate and become immediately due and payable to Licensor. Notwithstanding anything to the contrary herein or elsewhere contained, upon payment of such liquidated damages, this Agreement shall automatically terminate and be of no further force and effect without any other action by or on behalf of Licensor or Licensee, and neither party shall have any further claims against the other. Further, to the extent that Licensor does not exercise its option under Section 11(h)(i) below to purchase the Final Inventory, then Licensor shall credit the amount of the Default Termination Payment against the Royalties to become due during the “Wind-Down Period,” as hereinafter defined.

h.           Sell-Off Rights:

i.  Within [———]42 days of the expiration or termination of this Agreement, Licensee shall deliver to Licensor a complete and accurate schedule of Licensee's inventory of Licensed Products on hand, in process of manufacture and in transit, including without limitation, raw materials, bulk materials, ingredients, supplies and containers (the “Final Inventory”). Such schedule shall be prepared as of the close of business on the date of such expiration or termination and shall state Licensee's Fully Burdened Cost (i.e., cost plus reasonable allocation of overhead not to exceed [———]43) of each such item and its condition. Licensor thereupon shall have the option, exercisable by notice to Licensee within [———]44 days after its receipt of the complete Final Inventory schedule in written form, or from time to time thereafter to the extend Final Inventory is available, to purchase any or all of the Final Inventory for an amount equal to the Fully Burdened Cost of the Final Inventory being purchased. Licensor shall have the option, exercisable by notice to Licensee within [———]45  days after its receipt of the complete schedule of tools, dies and molds (“Production Materials”), to purchase any or all of the Production Materials for the stated cost. If such purchase option should be exercised by Licensor, then Licensee shall deliver to Licensor or its designee all of the Final Inventory purchased by Licensor within [———]46 days after Licensor's said notice of exercise of its option. Licensor shall pay Licensee for such Final Inventory in cash or certified check upon delivery of such Final Inventory.

41 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.41.
42 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.42.
43 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.43.
44 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.44.
45 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.45.
46 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.46.

ii.  Upon expiration, or termination of this Agreement and so long as Licensor has not exercised its option to purchase the Final Inventory or any part thereof, then Licensee shall have a [———]47 wind-down period (the “Wind-Down Period”) to sell the remaining Final Inventory of Licensed Products, either  to Authorized Close-Out Retailers (as hereinafter defined) or to any Licensor-approved Channels of Distribution, which approval shall not be unreasonably withheld, including (i) commercially reasonable “run-out” of finished goods inventory in order to maximize the use of components, and (ii) work-in-progress at hand at the expiration or termination of this Agreement that are completed by Licensee within a commercially reasonable time thereafter (collectively “the Wind-Down Inventory Amount”). All remaining components in excess of the Wind-Down Inventory Amount shall be destroyed at Licensee’s expense.

iii.           For purposes of this Agreement, the term “Authorized Close-Out Retailers” shall mean TJ Maxx and Marshall’s, and such other close-out retailers as are approved by Licensor.

iv.           Except as otherwise specifically provided to the contrary in this Agreement, on the expiration or termination of this Agreement, all of the rights of Licensee under this Agreement thereupon shall terminate forthwith and shall revert automatically to Licensor.

i.            No Consequential Damages: Notwithstanding anything to the contrary contained in this Agreement, under no circumstances shall either party be liable to the other for indirect, incidental, consequential, special or exemplary damages (even if such party has been advised of the possibility of such damages), arising from any provision of this agreement, such as, but not limited to, loss of revenue or anticipated profits or lost business.

12.         CONFIDENTIALITY; EXCEPTIONS; NO SECURITIES LAWS VIOLATIONS:

a.           Confidential Information.  Licensee agrees to maintain and to use its best efforts to cause any Licensee Affiliate and all fillers and distributors to maintain the confidentiality of all confidential and proprietary information and/or data of Licensor (“Confidential Information”). Confidential Information shall not include

i.           information that at the time of receipt by recipient was already known to recipient;

ii.           information that at any time is received in good faith by recipient or any of its Affiliates from a third party, which was lawfully in possession of the same and had the right to disclose the same; and

iii.           information that as of the date of receipt by recipient is in the public domain or subsequently enters the public domain without fault on the part of recipient or its Affiliates; or

47 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.47.

iv.          is disclosed pursuant to compulsory process, or federal, state or local governmental requirement after recipient has promptly notified the other party of such compulsory process or governmental requirement, and such other party has had the opportunity to obtain a protective order or confidential treatment agreement with provisions equivalent to the provisions of this Agreement.

b.           Limitation on Use of Confidential Information.  Licensee agrees that it will neither use Confidential Information, nor circulate Confidential Information within Licensee’s own organization, except to the extent necessary for:

i.            Complying with Licensee obligations under this Agreement; and

ii.           Complying with applicable law.

c.           Initial Press Release; Securities Law Disclosure Obligations; No Insider Trading.

i.            Licensor acknowledges that the parent of Licensee, Inter Parfums, Inc. (“Licensee Parent”) is a publicly held company and is subject to reporting requirements of the United States federal securities laws.

ii.           Licensor acknowledges that the Licensee Parent is obligated to issue a press release promptly subsequent to the execution delivery of this Agreement; file with the Securities and Exchange Commission a Current Report on Form 8-K within four (4) business days of the execution of this Agreement disclosing the material terms of this Agreement; and file a copy of this Agreement with the Securities and Exchange Commission.

iii.          Licensee agrees to provide Licensor with advance notice of any material disclosure relating to Licensor or this Agreement and Licensee Parent will file for confidential treatment of certain of the financial and commercial terms of this Agreement. Notwithstanding anything to the contrary contained in this Agreement, nothing in this Agreement shall preclude or prohibit such disclosure as may be required by Licensee Parent under applicable law.

iv.          Licensor on behalf of itself and its Affiliates shall not trade in the securities of Licensee Parent on the basis of non-public material information and shall seek prior approval from Licensee before effectuating any trade in the securities of Licensee Parent.

13.        MISCELLANEOUS:

a.           No Assignment.  Neither party shall assign, transfer or delegate its rights or obligations under this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Any purported assignment, transfer, delegation or other disposition, except as permitted herein, shall be null and void.

b.           Notices.  Any notice, request, demand or other communication required or permitted hereunder shall be in writing, shall reference this Agreement and shall be deemed to be properly given: (i) when delivered personally; (ii) when sent by facsimile, with written confirmation of receipt by the sending facsimile machine; (iii) three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) upon delivery by an overnight private industry express courier, with written confirmation of receipt.  All notices shall be sent to the following addresses: (or to such other address or person as may be designated by a party by giving written notice to the other party pursuant to this Section 13(b)):

Licensor:	Licensee:

Anna Sui Corp.	Inter Parfums USA, LLC
250 West 39th Street 15th Floor	551 Fifth Avenue
New York, New York 10018	New York, NY 10176
Attn: Robert Sui, CFO	Facsimile 212.983.0654
Att: Mr. Jean Madar,
Chairman and Chief Executive Officer
Mr. Russell Greenberg,
Executive Vice President and Chief Financial Officer
Mr. Henry B. “Andy” Clarke, President

c.           Governing Law.  Each party expressly agrees that any and all disputes, claims or litigation between Licensee and/or any Licensee Affiliates and Licensor or arising from or related in any way to this Agreement shall be exclusively resolved by the courts of the State of New York and/or any federal court of competent jurisdiction located within the State of New York.  Licensee irrevocably and unconditionally waives any and all objections of any type or nature, including, without limitation, forum non conveniens, to such jurisdiction and venue and irrevocably and unconditionally consents to personal jurisdiction of the Supreme Court of the State of New York, County of New York and the United States District Court for the Southern District of New York. It is further agreed that this Agreement and other agreements between Licensee and Licensor are entered into in New York; are to be performed in New York; and that they shall be governed by, construed and enforced in accordance with the laws of the State of New York, exclusive of any choice of law rules. The United Nations Convention on Contracts for the International Sale of Goods (1980) is specifically excluded from application to this Agreement.

d.           Dispute Resolution.  Prior to instituting formal proceedings, Licensee and Licensor shall attempt to resolve all disputes arising out of or related to this Agreement at a meeting attended by the authorized representatives of Licensor and Licensee.  If the parties are unable to resolve the dispute at this meeting, the dispute shall be escalated to the executive level within each company.  If, within [———]48 days of such escalation, the parties are still unable to resolve the dispute, either party may initiate formal proceedings pursuant to Section 13(c), above.

e.           Entire Agreement.  This Agreement constitutes the entire agreement between Licensor and Licensee concerning the subject matter herein, and supersedes any and all previous oral and/or written agreements or understandings between Licensor and Licensee related thereto.  This Agreement may be modified only by a written amendment executed by Licensor and Licensee.

f.           Severability.  Any term, requirement or provision of this Agreement that is determined to be invalid or unenforceable will be ineffective to the extent of such determination without invalidating the remaining terms, requirements and provisions of this Agreement or affecting the validity or enforceability of such remaining terms, requirements and provisions.

g.           Force Majeure.

i.           If the performance of any part of this Agreement by either party (the “Interrupted Party”) is prevented, or delayed, by reason of any, flood, riot, fire, explosion, war, terrorist act, pandemic, epidemic, governmental action or inaction in response to, or in contemplation of, a terrorist act, or any other casualty or cause beyond the control of the Interrupted Party, and which cannot be overcome (a “Force Majeure Event”), then the Interrupted Party shall be excused from such performance to the extent that it is necessarily prevented, hindered or delayed thereby, during the continuance of any such happening or event and for so long as such event shall continue to prevent, hinder or delay such performance. This Agreement shall be deemed suspended so long as and to the extent that any such cause shall operate to prevent, hinder or delay the performance by the Interrupted Party of its obligations, however, the other party, at its sole option, shall have the right to terminate this Agreement immediately if the Interrupted Party’s performance is suspended pursuant to this Section 13(g) for more than [———]49 days.

ii.           Upon the occurrence of a Force Majeure Event, the Interrupted Party shall, as soon as reasonably practicable thereafter, notify the other party of the nature and extent of any such Force Majeure Event referred to in the preceding subparagraph.

48 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.48.
49 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.49.

h.           Survival.  In addition to the provisions of this Agreement which by their terms explicitly provide for survival of termination or expiration of this Agreement, those terms which by imply survival, shall survive termination or expiration of this Agreement.

[Balance of page intentionally left blank -

The Signature Page(s) and Schedules and Exhibits to this Agreement Follow this Page.]

SIGNATURE PAGE

In Witness Whereof, the parties hereto have executed and delivered this instrument on the date(s) set forth below.

ANNA SUI CORP.		INTER PARFUMS USA, LLC

By:	/s/ Robert F. Sui	By:	/s/ Andy Clarke
	(Authorized Signature)		(Authorized Signature)

Name:	Robert F. Sui	Name:	Andy Clarke
	(Print or Type)		(Print or Type)
Title:	CFO	Title:	President

Date:	April 26, 2011	Date:	April 26, 2011

EXHIBITS and SCHEDULES:

Schedule A1 - Licensed Marks owned by Anna Sui Corp.
Schedule A2 – Licensed Marks to be transferred/licensed to Anna Sui Corp. from Procter & Gamble
Schedule B - Licensed Products
Schedule C - Minimum Annual Royalty
Schedule D - Minimum Net Sales
Exhibit E - Form of Manufacturer’s Agreement
Exhibit F - Form of Sales Royalty Report
Exhibit G - Form of Product Approval

SCHEDULE A1 – TRADEMARKS OWNED BY ANNA SUI CORP.

EXHIBIT A1:ANNA SUI CORP.
Printed 4/26/2011 Page 1
Trademark Report by Country
Status:	ACTIVE

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

AUSTRALIA
	ANNA SUI	3/12/1998	N/A	3/23/1998	757921	REGISTERED	003
003 - SOAPS, PERFUMERY, ESSENTIAL OILS, NON-MEDICATED TOILET PREPARATIONS, COSMETICS, PREPARATIONS FOR THE HAIR.
	ANNA SUI DOLLY GIRL	6/29/2005	1062448			PENDING	003
003 - DENTIFRICES.
	ANNA SUI DOLLY GIRL	12/24/2008	1279408			PENDING	003
003 - SOAPS, PERFUMERIES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, HAIR LOTIONS.

CANADA
	ANNA SUI	1/17/2011	1,511,479			PENDING	N/A
N/A - BELTS, BAGS, WALLETS, ARTICLES OF OUTER AND INNER CLOTHING AND HEADGEAR, NAMELY, VESTS, T-SHIRTS, KNITTED VESTS, SHIRTS, DRESSES, JACKETS, COATS, RAINCOATS, LEATHER COATS, TROUSERS, JEANS, FOULARDS, GLOVES AND HATS, FRAGRANCES AND COSMETICS, NAMELY, WOMEN'S AND MEN'S PERFUMES, COLOGNE AND TOILET WATER, SHAVING CREAM, AFTER SHAVE LOTIONS, ESSENTIAL OILS FOR PERSONAL USE, HAND AND BATH SOAP AND SHOWER GEL, TOILET SOAPS, HAIR CONDITIONERS AND SHAMPOOS AND NON-MEDICATED SKIN AND BODY LOTIONS AND CREAMS, PERSONAL DEODORANTS AND DUSTING POWDERS, SKIN MOISTURIZERS, MAKE-UP PRODUCTS, NAMELY, BASE CREAMS, BLUSHERS, EYELINER, MASCARA, LIPSTICK AND NAIL POLISH, COSMETIC PENCILS, POUCHES

,
CHINA
	ANNA SUI	5/4/1998	1315124	9/21/1999	1315124	REGISTERED	003
003 -
	ANNA SUI	2/3/2009	7187285			PENDING	003
003 - SOAPS FOR PERSONAL LAUNDRY USE AND COSMETICS USE, BLEACHING PREPARATIONS AND OTHER SUBSTANCES FOR PERSONAL LAUNDRY USE, CLEANING PREPARATIONS, SCOURING PREPARATIONS, POLISHING PREPARATIONS, ABRASIVE PREPARATIONS, PERFUMERY, ESSENTIAL OILS, COSMETICS (NOT INCLUDE ANIMAL USE), TOOTHPASTE, DENTIFRICES, FUMIGATION PREPARATIONS, CLEANING PREPARATIONS AND COSMETICS FOR ANIMAL

	ANNA SUI (CHINESE	2/3/2009	7187317			PENDING	003
	CHARACTERS)
003 -

	SUI BY ANNA SUI	5/7/2009	7377968	8/20/2010	7377968	REGISTERED	003
003 - SOAPS FOR PERSONAL LAUNDRY USE AND COSMETICS USE, BLEACHING PREPARATIONS AND OTHER SUBSTANCES FOR PERSONAL LAUNDRY USE, CLEANING PREPARATIONS, SCOURING PREPARATIONS, POLISHING PREPARATIONS, ABRASIVE PREPARATIONS, PERFUMERY, ESSENTIAL OILS, COSMETICS (NOT INCLUDE ANIMAL USE), TOOTHPASTE, DENTIFRICES, FUMIGATION PREPARATIONS, CLEANING PREPARATIONS AND COSMETICS FOR ANIMAL

	SUI LOVE	1/5/2005	4450673	4/13/2008	4450673	REGISTERED	003
003 -
	SUI-DREAMS	9/22/2000	1664398	11/13/2001	1664398	REGISTERED	003
003 -

EUROPEAN UNION (CTM)

	ANNA SUI	9/2/1996	N/A	2/24/1999	00350884	REGISTERED	003,018,025
003 - Eau de perfume, eau de toilette; perfume, essential oils, fragrance, body lotion, body and face cream, bath powder; shampoo, hair lotions; soaps; cosmetics. 018 - Belts, umbrellas, luggage, purses, bags, cases, suitcases, trunks (luggage), travelling bags, wallets, key-holders, shoulder belts, leather brooches. 025 - Articles of outer and inner clothing, footwear, headgear, vests, t-shirts, knitted vests, waistcoats, shirts, dresses, jackets, jerkins, coats, raincoats, fur jackets and coats; leather and skin jackets and coats; shirts, trousers, jeans, catsuits, bermuda shorts, sashes, scarves, foulards, gloves, shawls, socks, swimming suits, shorts, hats, boots, shoes, slippers.

	SUI DREAMS	12/22/1999	N/A	6/12/2001	001435791	REGISTERED	003
003 - PERFUMERIES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, HAIR LOTIONS, DENTIFRICES,
	SUI LOVE	3/16/2001	N/A	2/25/2002	002132728	REGISTERED	003
003 - SOAPS, PERFUMERIES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, PREPARATIONS FOR THE HAIR, DENTIFRICES.

Printed 4/26/2011  Page 2

Trademark Report by Country
Status:	ACTIVE

REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

HONG KONG
	ANNA SUI	8/28/2002	N/A	8/28/2002	2003B14890	REGISTERED	003
003 – SOAPS, PERFUMES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, PREPARATIONS FOR THE HAIR, DENTIFRICES, ALL INCLUDED IN CLASS 003.

	SUI DREAMS	9/16/2000	N/A	9/16/2000	2001B07912	REGISTERED	003
003 - SOAPS, PERFUMES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, PREPARATIONS FOR THE HAIR, DENTIFRICES, ALL INCLUDED IN CLASS 003.
	SUI LOVE	8/11/2001	N/A	8/11/2001	2002B10858	REGISTERED	003
003 - SOAPS, PERFUMES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, PREPARATIONS FOR THE HAIR, DENTIFRICES, ALL INCLUDED IN CLASS 003.

JAPAN

	ANNA SUI	11/11/1996	1996102866	8/21/1998	4180677	REGISTERED	003
003 - COSMETICS & CLEANING PREPARATIONS.

	SUI LOVE			8/23/2002	4598970	REGISTERED	003
003 - COSMETICS & CLEANING PREPARATIONS.

MALAYSIA

	ANNA SUI	5/20/1998	98006009	5/20/1998	98006009	REGISTERED	003
003 - TOILET SOAPS, PERFUMERIES, ESSENTIAL OILS, NON-MEDICATED TOILET PREPARATIONS AND COSMETICS, PREPARATIONS FOR THE HAIR, ALL INCLUDED IN CLASS 003.

MEXICO
	ANNA SUI			6/25/1998	579084	REGISTERED	003
003 - COSMETICS AND CLEANING PREPARATIONS.

NEW ZEALAND
	ANNA SUI	3/23/1998	N/A	11/18/1998	290123	REGISTERED	003
003 - TOILET SOAPS, PERFUMERIES, ESSENTIAL OILS, NON-MEDICATED TOILET PREPARATIONS AND COSMETICS, PREPARATIONS FOR THE HAIR.
	ANNA SUI DOLLY GIRL	6/27/2005	731754			PENDING	003
003 - SOAPS, PERFUMERIES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, HAIR LOTIONS

PHILIPPINES

	ANNA SUI	3/31/1998	T9802909J	3/31/1998	T9802909J	REGISTERED	003
003 - TOILET SOAPS, PERFUMERIES, ESSENTIAL OILS, NON-MEDICATED TOILET PREPARATIONS AND COSMETICS, PREPARATIONS FOR THE HAIR, ALL INCLUDED IN CLASS 003.

	SUI DREAMS	9/19/2000	T0016613B	9/19/2000	T0016613B	REGISTERED	003
003 - SOAPS, PERFUMERIES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, PREPARATIONS FOR THE HAIR, DENTIFRICES.
	SUI LOVE	8/17/2001	T0112859E	8/17/2001	T0112859E	REGISTERED	003
003 - SOAPS, PERFUMERIES, ESSENTIAL OILS, PREPARATIONS FOR BODY AND BEAUTY CARE, PREPARATIONS FOR THE HAIR, DENTIFRICES.

SOUTH KOREA

5807/0098	ANNA SUI	3/23/1998	40-1998-000778	7/14/1999	40-0450925	REGISTERED	003
003 - PERFUMES, COMMON TOILET WATER, EAU DE COLOGNE, AFTER SHAVE LOTIONS, ADDITIVES FOR COSMETIC BATHS, DEODORANTS FOR PERSONAL USE, COMPOUND PERFUMERY, ESSENTIAL OILS FOR COSMETIC PURPOSES, HAIR LOTIONS, EYE SHADOWS, EYEBROW PENCILS, MASCARA, FACE POWDER (COSMETICS), MILK LOTIONS, SKIN LOTIONS, COSMETIC CREAMS, VANISHING CREAMS, COLD CREAMS, CLEANSING CREAM, FOUNDATION CREAMS, LIPSTICKS, CHEEK COLORS, POMADES, ENAMEL FOR MANICURE.

Printed 4/26/2011 Page 3
Trademark Report by Country
REFERENCE	MARK	FILED	APPL#	REGDT	REG#	STATUS	CLASSES

SOUTH KOREA
SUI DREAMS	9/7/2000	40-2000-004275	2/6/2002	40-0512004	REGISTERED	003
003 -
SUI LOVE	8/4/2001	40-2001-003426	1/8/2003	40-0538871	REGISTERED	003
003 -

TAIWAN

ANNA SUI	4/9/1998	087016077	2/1/1999	00837624	REGISTERED	003
003 - Cosmetics, perfumes and cleaning agents used in human, including shaving foam, shaving cream, dander removal cream, bath cream, massage cream, shampoo, conditioner fine, anti-odor agents, anti-deodorant cosmetic, perfume dried flowers, foundation cream, foundation, powder, powder, blush, eye shadow, eyeliner, mascara, eyebrow dyeing oil, lipstick, rouge, nail polish, polish remover, nail skin remover, cleansing cream, skin cream, night cream, day cream, eye cream, hand cream, hand-care lotion, facial mask, sun cream, sun-after creams, bath salts, shower gel, bath essence, chill cream, moisturizer, skin powder, cologne, lotion, toilet water, shaving lotion, shaving cream, shave-after balm, shaving-before water, bath oil, bath soap, bath foam agents, anti-odor spray, shower gel with milk, talcum powder, body lotion, soothing water, baby talcum powder.

SUI DREAMS	9/11/2000	089052482	4/16/2002	00993762	REGISTERED	003
003 - Cosmetics, perfumes and cleaning agents used in human, including shaving foam, shaving cream, dander removal cream, bath cream, massage cream, shampoo, conditioner fine, anti-odor agents, anti-deodorant cosmetic, perfume dried flowers, foundation cream, foundation, powder, powder, blush, eye shadow, eyeliner, mascara, eyebrow dyeing oil, lipstick, rouge, nail polish, polish remover, nail skin remover, cleansing cream, skin cream, night cream, day cream, eye cream, hand cream, hand-care lotion, facial mask, sun cream, sun-after creams, bath salts, shower gel, bath essence, chill cream, moisturizer, skin powder, cologne, lotion, toilet water, shaving lotion, shaving cream, shave-after balm, shaving-before water, bath oil, bath soap, bath foam agents, anti-odor spray, shower gel with milk, talcum powder, body lotion, moisturizing spray, moisturizer, hand cream,

SUI LOVE	8/14/2001	090033675	2/16/2003	01032481	REGISTERED	003
003 - Cosmetics, perfumes and cleaning agents used in human, including shaving foam, shaving cream, dander removal cream, bath cream, massage cream, shampoo, conditioner fine, anti-odor agents, anti-deodorant cosmetic, perfume dried flowers, foundation cream, foundation, powder, powder, blush, eye shadow, eyeliner, mascara, eyebrow dyeing oil, lipstick, rouge, nail polish, polish remover, nail skin remover, cleansing cream, skin cream, night cream, day cream, eye cream, hand cream, hand-care lotion, facial mask, sun cream, sun-after creams, bath salts, shower gel, bath essence, chill cream, moisturizer, skin powder, cologne, lotion, toilet water, shaving lotion, shaving cream, shave-after balm, shaving-before water, bath oil, bath soap, bath foam agents, anti-odor spray, shower gel with milk, talcum powder, body lotion, moisturizing spray, moisturizer, hand cream,

UNITED STATES
ANNA SUI	6/23/1998	75/982,995	9/2/2003	2,759,304	REGISTERED	003
003 - Fragrances and cosmetics, namely, women's and men's perfumes, cologne and toilet water, shaving cream, after shave lotions, essential oils for personal use, hand and bath soap and shower gel, toilet soaps, hair conditioners and shampoos and non-medicated skin and body lotions and creams, personal deodorants and dusting powders, skin moisturizers, make-up products, namely, base creams, blushers, eyeliner, mascara, lipstick and nail polish, cosmetic pencils, pouches containing make-up products.

SUI LOVE	8/22/2001	76/302,933	11/4/2003	2,780,206	REGISTERED	003
003 - Toilet soaps, fragrances and cosmetics, namely, Women's and men's perfumes, cologne and toilet water, after-shave lotions, essential oils for personal use, hand and bath, soap and gel, hair and skin lotions and creams and personal deodorants.

WIPO

Australia, Belarus, Bulgaria,, China, Croatia, Czech Republic, Estonia, Hungary, Japan, Republic of Korea, Latvia, Liechtenstein, Lithuania,

Monaco, Norway, Poland, Romania, Russian Federation, San Marino, Singapore, Slovenia, Slovakia, Switzerland, Turkey, Ukraine
DOLLY GIRL			4/28/2003	802784	REGISTERED	003
003 - SOAPS, PERFUMERIES, ESSENTIAL OILS, COSMETICS, EXCLUDING PREPARATIONS FOR CLEANING, CONDITIONING AND EMBELLISHING THE HAIR, DENTIFRICES.

SCHEDULE A2 – LICENSED MARKS TO BE TRANSFERRED/LICENSED TO
ANNA SUI CORP. FROM PROCTER & GAMBLE

Country	Trademark	Class (es)	Reg. Owner	Effe. Owner	Appl. No.	Appl. Date	Reg. No.C	Reg. Date	Status	Sub Status
Australia	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Bahrain	BONJOUR L`AMOUR	3	P&G Cologne		52135	05-Dec-2006	52135	05-Dec-2006	Registered
Bangladesh	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	102306	5-Jul-2006			Pending	Published
Brunei Darussalam	BONJOUR L`AMOUR	3	P&G Cologne		38328	09-Dec-2006	38328	09-Dec-2006	Registered
Bulgaria	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Cambodia	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	26972/07	5-Jul-2006			Pending
China	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
EU	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Germany	BONJOUR L`AMOUR	3	P&G Cologne		30641866.5	5-Jul-2006	30641866.5	17-Aug-2006	Registered
Hong Kong	BONJOUR L`AMOUR	3	P&G Cologne		300775666	08-Dec-2006	300775666	08-Dec-2006	Registered
Indonesia	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	D002006041558	20-Dec-2006	IDM00171021	29-Jul-2008	Registered
Israel	BONJOUR L`AMOUR	3	P&G Cologne		195808	04-Dec-2006	195508	01-May-2008	Registered
Japan	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Jordan	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	44223	04-Dec-2006	88832	04-Dec-2006	Registered
Kuwait	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	82205	6-Jan-2007	77819	26-Apr-2009	Registered
Lebanon	BONJOUR L`AMOUR	3	P&G Cologne		6593	11-Dec-2006	109176	19-Dec-2006	Registered
Libya	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	9757	7-Jan-2007			Pending	Published
Liechtenstein	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Malaysia	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	7000034	3-Jan-2007	7000034	07-May-2006	Registered
Monaco	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
New Zealand	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	760163	05-Dec-2006	760163	7-Jun-2007	Registered
Norway	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Oman	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	42659	05-Dec-2006	42659	7-Nov-2007	Registered
Qatar	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	42329	04-Dec-2006	42329	16-May-2010	Registered
Romania	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Russian Federation	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
San Marino	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Saudi Arabia	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	112728	14-Jan-2007	98264	2-Apr-2008	Registered
Singapore	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Switzerland	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Taiwan	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	95060784	05-Dec-2006	1276738	1-Sep-2007	Registered
Thailand	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	648505	20-Dec-2006	TM275282	25-Jan-2008	Registered
UAE	BONJOUR L`AMOUR	3	Mülhens GmbH & Co. KG	P&G Cologne	89212	4-Jan-2007	94031	31-Mar-2009	Registered
Ukraine	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
USA	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Vietnam	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
WIPO	BONJOUR L`AMOUR	3	P&G Cologne		910879	27-Nov-2006	910879	27-Nov-2006	Registered
Benelux	DOLLY	3	P&G Cologne		12 139	05-Mar-1971	12 139	05-Mar-1971	Registered
Germany	DOLLY	3	P&G Cologne		302 39 758.2/03	9-Aug-2002	302 39 758	7-Nov-2002	Registered
Hong Kong	DOLLY	3	P&G Cologne		1996B00873	2-Sep-1993	1996B00873	2-Sep-1993	Registered
Argentina	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	2431615	20-May-2003	2000102	25-Nov-2004	Registered
Bahamas	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	26024	1-Jul-2003			Pending
Barbados	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	81/18632	23-Jun-2003	81/18632	07-May-2004	Registered
Belarus	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Bolivia	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	SM-1654-03	20-May-2003	94533-C	8-Jun-2004	Registered
Canada	DOLLY GIRL	3	P&G Cologne		1178604	21-May-2003	TMA611896	3-Jun-2004	Registered
Caribbean Netherlands	DOLLY GIRL	3	P&G Cologne		D300359	26-Jun-2003	9944	8-Jul-2003	Registered
Chile	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	608006	20-May-2003	690608	14-Apr-2004	Registered
China	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Colombia	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	3042001	20-May-2003	281960	8-Jun-2004	Registered
Costa Rica	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	2003-0002957	19-May-2003	142248	20-Oct-2003	Registered
Croatia	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Curacao	DOLLY GIRL	3	P&G Cologne		D300359	26-Jun-2003	9944	8-Jul-2003	Registered
Czech Republic	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered

Dominican Republic	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	2003-32327	20-May-2003	136186	30-Jul-2003	Registered
Ecuador	DOLLY GIRL	3	P&G Cologne		133888	21-May-2003	28064	23-Jan-2004	Registered
Estonia	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
EU	DOLLY GIRL	3	P&G Cologne		003 148 665	29-Apr-2003	003 148 665	27-Apr-2004	Registered
Germany	DOLLY GIRL	3	P&G Cologne		302 57 225.2/03	21-Nov-2002	302 57 225	10-Mar-2003	Registered
Guatemala	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	2003-3286	21-May-2003	126871	18-Nov-2003	Registered
Honduras	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	11797-03	19-May-2003			Pending
Hong Kong	DOLLY GIRL	3	P&G Cologne		300 021 293	20-May-2003	300 021 293	20-May-2003	Registered
Hungary	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Indonesia	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	D00-2003-12353-12468	11-Jun-2003	12551	29-Jul-2004	Registered
Jamaica	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	43973	6-Jun-2003	43973	6-Jun-2003	Registered
Japan	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered	Published
Korea (South)	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Latvia	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Liechtenstein	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Lithuania	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Malaysia	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	2003/05742	20-May-2003			Pending
Monaco	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Nicaragua	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	2003-01512	20-May-2003	59897	21-Jan-2004	Registered
Norway	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Panama	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	127246-01	21-May-2003	127246-01	21-May-2003	Registered
Paraguay	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	12056	20-May-2003	265110	22-Dec-2003	Registered
Peru	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	180870	20-May-2003	92671	31-Oct-2003	Registered
Poland	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Romania	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Russian Federation	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
San Marino	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Saudi Arabia	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	83109	21-May-2003	728/50	19-May-2004	Registered
Singapore	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Slovakia	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Slovenia	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
St. Maarten	DOLLY GIRL	3	P&G Cologne		D300359	26-Jun-2003	9944	8-Jul-2003	Registered
Switzerland	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Taiwan	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	92032748	21-May-2003	1083359	16-Jan-2004	Registered
Turkey	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
UAE	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	53 291	20-May-2003	43737	13-Dec-2003	Registered
Ukraine	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Uruguay	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	347589	20-May-2003	347589	05-Mar-2004	Registered
USA	DOLLY GIRL	3	P&G Cologne		76/516464	22-May-2003	2868747	3-Aug-2004	Registered
Venezuela	DOLLY GIRL	3	Mülhens GmbH & Co. KG	P&G Cologne	6508-03	21-May-2003			Pending
WIPO	DOLLY GIRL	3	P&G Cologne		IR 802 784	28-Apr-2003	IR 802 784	28-Apr-2003	Registered
Australia	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending	Office Action
Canada	FAIRY DANCE	3	P&G Cologne		1498711	06-Oct-2010			Pending	Office Action
China	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
EU	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending	Published
Germany	FAIRY DANCE	3	P&G Cologne		3.0201E+14	16-Apr-2010	3.0201E+11	27-May-2010	Registered
Hong Kong	FAIRY DANCE	3	P&G Cologne		301731582	08-Oct-2010			Pending	Published
Indonesia	FAIRY DANCE	3	P&G Cologne		D002010036385	11-Oct-2010			Pending
Japan	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
Korea (South)	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
Liechtenstein	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
Malaysia	FAIRY DANCE	3	P&G Cologne		2010019011	08-Oct-2010			Pending
Monaco	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
New Zealand	FAIRY DANCE	3	P&G Cologne		831569	08-Oct-2010			Pending	Office Action
Russian Federation	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending

San Marino	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
Singapore	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending	Published
Switzerland	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
Taiwan	FAIRY DANCE	3	P&G Cologne		99050259	08-Oct-2010			Pending
Thailand	FAIRY DANCE	3	P&G Cologne		783643	11-Oct-2010			Pending
UAE	FAIRY DANCE	3	P&G Cologne		147995	10-Oct-2010			Pending
Ukraine	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
USA	FAIRY DANCE	3	P&G Cologne		85150594	12-Oct-2010			Pending	Published
WIPO	FAIRY DANCE	3	P&G Cologne		1057077	06-Oct-2010			Pending
Antigua & Barbuda	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Armenia	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Australia	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Azerbaijan	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Bahrain	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Bangladesh	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	104882	2-Apr-2007			Pending
Belarus	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Bosnia-Herzegovina	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Brunei Darussalam	FLIGHT OF FANCY	3	P&G Cologne		38573	4-Apr-2007	38573	4-Apr-2007	Registered
Bulgaria	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Cambodia	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	KH0727579	11-Apr-2007	KH3020509	15-Jan-2009	Registered
Canada	FLIGHT OF FANCY	3	P&G Cologne		1341179	28-Mar-2007			Pending	Published
China	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Croatia	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Cuba	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Egypt	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
EU	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Georgia	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Germany	FLIGHT OF FANCY	3	P&G Cologne		30662910003	12-Oct-2006	30662910	15-Nov-2006	Registered
Hong Kong	FLIGHT OF FANCY	3	P&G Cologne		300839160	26-Mar-2007	300839160	26-Mar-2007	Registered
Iceland	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
India	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	1545066	30-Mar-2007			Pending	Published
Indonesia	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	D002007011164	12-Apr-2007	IDM00181855	20-Oct-2008	Registered
Iran	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Japan	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Jordan	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	13248	29-Mar-2007	91434	29-Mar-2007	Registered
Kazakhstan	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Korea (North)	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Korea (South)	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Kuwait	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	84398	1-Apr-2007	86282	9-Jun-2010	Registered
Kyrgyzstan	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Lebanon	FLIGHT OF FANCY	3	P&G Cologne		1987	11-Apr-2007	110573	11-Apr-2007	Registered
Liechtenstein	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Macedonia	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Malaysia	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	7005772	12-Oct-2006	7005772	12-Oct-2006	Registered
Moldova	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Monaco	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Montenegro	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Morocco	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Netherlands Antilles	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
New Zealand	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	765923	29-Mar-2007	765923	04-Oct-2007	Registered
Norway	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Oman	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	44338	2-Apr-2007	44338	25-Aug-2008	Registered
Philippines	FLIGHT OF FANCY	3	P&G Cologne		42010011110	08-Oct-2010			Pending	Published
Qatar	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	43923	4-Apr-2007	43923	15-Jun-2010	Registered
Russian Federation	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered

San Marino	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Saudi Arabia	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	116100	4-Apr-2007	971/60	29-Jan-2008	Registered
Serbia	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Singapore	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Switzerland	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Syria	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Taiwan	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	96014672	30-Mar-2007	1322944	16-Aug-2008	Registered
Tajikistan	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Thailand	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	657494	2-Apr-2007	TM273892	2-Jan-2008	Registered
Turkey	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Turkmenistan	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
UAE	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	92421	29-Mar-2007	86963	19-Mar-2008	Registered
Ukraine	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
USA	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Uzbekistan	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Vietnam	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
WIPO	FLIGHT OF FANCY	3	P&G Cologne		926053	19-Mar-2007	926053	19-Mar-2007	Registered
Yemen	FLIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	38420	4-Apr-2007	31393	02-Dec-2007	Registered
Australia	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Registered
Bahrain	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
Canada	FORBIDDEN AFFAIR	3	P&G Cologne		1445100	17-Jul-2009			Pending	Allowed
China	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	7558332	21-Jul-2009			Pending	Published
China	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
EU	FORBIDDEN AFFAIR	3	P&G Cologne		8432131	16-Jul-2009			Pending	Opposed
Hong Kong	FORBIDDEN AFFAIR	3	P&G Cologne		301387936	20-Jul-2009	301387936	13-Nov-2009	Registered
Indonesia	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	D002010001773	15-Jan-2010			Pending
Japan	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending	Published
Japan	FORBIDDEN AFFAIR	3	P&G Cologne		200960013	6-Aug-2009	5315041	9-Apr-2010	Registered
Jersey	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
Korea (South)	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending	Published
Kuwait	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	109061	21-Jan-2010			Pending	Published
Malaysia	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	2010000715	14-Jan-2010			Pending
New Zealand	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	818273	14-Jan-2010	818273	14-Jul-2010	Registered
Norway	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Registered
Oman	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
Philippines	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	42010000530	14-Jan-2010			Pending
Russian Federation	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Registered
Saudi Arabia	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	150850	16-Jan-2010			Pending
Singapore	FORBIDDEN AFFAIR	3	P&G Cologne		T0908034F	21-Jul-2009	T0908034F	21-Jul-2009	Registered
Singapore	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Registered
Switzerland	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
Taiwan	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	99002131	15-Jan-2010	1428757	16-Sep-2010	Registered
Thailand	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	755810	14-Jan-2010			Pending
Turkey	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending	Published
UAE	FORBIDDEN AFFAIR	3	Mülhens GmbH & Co. KG	P&G Cologne	138145	17-Jan-2010			Pending
Ukraine	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
United Kingdom	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
USA	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending	Published
USA	FORBIDDEN AFFAIR	3	P&G Cologne		77782620	16-Jul-2009	3931847	15-Mar-2011	Registered
WIPO	FORBIDDEN AFFAIR	3	P&G Cologne		1026796	12-Jan-2010	1026796	12-Jan-2010	Pending
Germany	LIGHT OF FANCY	3	P&G Cologne		302010066489403	12-Nov-2010	302010066489	07-Dec-2010	Pending	Published
Armenia	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Australia	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Azerbaijan	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Bahrain	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered

Bangladesh	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	108305	20-Aug-2007			Pending
Belarus	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Bosnia-Herzegovina	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Brunei Darussalam	LIL` STARLET	3	P&G Cologne		38963	20-Aug-2007	38963	20-Aug-2007	Registered
Cambodia	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	2906807	08-May-2007	3003708	29-Dec-2008	Registered
China	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Pending
Croatia	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Egypt	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
EU	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Georgia	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Germany	LIL` STARLET	3	P&G Cologne		30730407803	08-May-2007	30730407	19-Jun-2007	Registered
Hong Kong	LIL` STARLET	3	P&G Cologne		300933895	14-Aug-2007	300933895	14-Aug-2007	Registered
Iceland	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Indonesia	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	D00200732079	24-Sep-2007	IDM000198458	16-Mar-2009	Registered
Kuwait	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	88834	27-Sep-2007	78084	27-Sep-2007	Registered
Liechtenstein	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Macedonia	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Malaysia	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	7018356	18-Sep-2007	7018356	08-May-2007	Registered
Monaco	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Montenegro	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
New Zealand	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	773887	14-Aug-2007	773887	14-Aug-2007	Registered
Norway	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Oman	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	46512	15-Aug-2007	46512	7-Jul-2008	Registered
Philippines	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	42007010382	19-Sep-2007	42007010382	7-Jul-2008	Registered	To Lapse
Qatar	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	46840	04-Oct-2007			Pending
Russian Federation	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
San Marino	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Saudi Arabia	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	121377	21-Aug-2007	99183	28-May-2008	Registered
Serbia	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Singapore	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Switzerland	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Syria	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Taiwan	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	96039266	16-Aug-2007	1309469	01-May-2008	Registered
Turkey	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
UAE	LIL` STARLET	3	Mülhens GmbH & Co. KG	P&G Cologne	100555	30-Sep-2007	99622	30-Jan-2010	Registered
Ukraine	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
USA	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Uzbekistan	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
Vietnam	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Registered
WIPO	LIL` STARLET	3	P&G Cologne		936493	13-Aug-2007	936493	13-Aug-2007	Pending	Published
Armenia	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Australia	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Azerbaijan	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Bahrain	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Bangladesh	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	114125	28-Apr-2008			Pending
Belarus	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Bosnia-Herzegovina	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Brunei Darussalam	LIVE YOUR DREAM	3	P&G Cologne		39496	13-May-2008	39496	26-Apr-2008	Registered
Cambodia	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	3081608	28-Apr-2008	kh3146309	20-May-2009	Registered
Canada	LIVE YOUR DREAM	3	P&G Cologne		1393115	28-Apr-2008			Pending	Allowed
China	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Croatia	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Egypt	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
EU	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Georgia	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered

Germany	LIVE YOUR DREAM	3	P&G Cologne		302008000476203	4-Jan-2008	302008000476	27-Mar-2008	Registered
Hong Kong	LIVE YOUR DREAM	3	P&G Cologne		301095093	16-Apr-2008	301095093	16-Apr-2008	Registered
Iceland	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Indonesia	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	D002008015766	30-Apr-2008	IDM000227911	23-Nov-2009	Registered
Japan	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Korea (North)	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Korea (South)	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Kuwait	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	95772	18-Jun-2008	78325	18-Jun-2008	Registered
Liechtenstein	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Macedonia	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Malaysia	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	8008658	05-May-2008	8008658	1-Apr-2008	Registered
Monaco	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Montenegro	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
New Zealand	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	788384	29-Apr-2008	788384	04-Mar-2008	Registered
Norway	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Oman	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Philippines	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	42008005152	30-Apr-2008	42008005152	9-Feb-2009	Registered
Qatar	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	51687	8-Jun-2008	51687	25-Aug-2010	Registered
Russian Federation	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
San Marino	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Saudi Arabia	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	131114	27-May-2008			Pending
Serbia	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Singapore	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Switzerland	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Taiwan	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	97019645	25-Apr-2008	1349167	16-Feb-2009	Registered
Thailand	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	694516	06-May-2008			Pending
Turkey	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
UAE	LIVE YOUR DREAM	3	Mülhens GmbH & Co. KG	P&G Cologne	114245	9-Jun-2008			Pending	Published
Ukraine	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
USA	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Uzbekistan	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
Vietnam	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered
WIPO	LIVE YOUR DREAM	3	P&G Cologne		968467	08-May-2008	968467	08-May-2008	Registered	Published
Antigua & Barbuda	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Armenia	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Australia	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Azerbaijan	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Bangladesh	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	100150	27-Jul-2006			Pending
Belarus	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Bosnia-Herzegovina	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Brunei Darussalam	MAGIC ROMANCE	3	P&G Cologne		38049	3-Aug-2006	38049	3-Aug-2006	Registered
Bulgaria	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Cambodia	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	25793/06	21-Feb-2006	KH 25177/06	29-Nov-2006	Registered	Published
Canada	MAGIC ROMANCE	3	P&G Cologne		1310787	27-Jul-2006	TMA751515	29-Oct-2009	Registered
China	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Croatia	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
EU	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Georgia	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Germany	MAGIC ROMANCE	3	P&G Cologne		30611 869603	21-Feb-2006	30611869	30-Mar-2006	Registered
Hong Kong	MAGIC ROMANCE	3	P&G Cologne		300688762	27-Jul-2006	300688762	27-Jul-2006	Registered
Iceland	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
India	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	1480021	18-Aug-2006			Pending
Indonesia	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	D00.2006.025695	9-Aug-2006	IDM000238371	01-Mar-2010	Registered
Iran	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Japan	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered

Jordan	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	28820	31-Jul-2006	87039	30-Apr-2007	Registered
Kazakhstan	MAGIC ROMANCE	3	P&G Cologne		896951	27-Jun-2006	896951	27-Jun-2006	Registered
Korea (North)	MAGIC ROMANCE	3	P&G Cologne		896951	27-Jun-2006	896951	27-Jun-2006	Registered
Kuwait	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	78976	12-Aug-2006	75131	15-Feb-2009	Registered
Kyrgyzstan	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Lebanon	MAGIC ROMANCE	3	P&G Cologne		4373	17-Aug-2006	107808	21-Aug-2006	Registered
Liechtenstein	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Macedonia	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Malaysia	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	6013530	1-Aug-2006	6013530	21-Feb-2006	Registered
Moldova	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Monaco	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Montenegro	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	09-May-2007	IR 896 951	09-May-2007	Registered
Morocco	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Netherlands Antilles	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
New Zealand	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	752425	1-Aug-2006	752425	21-Feb-2006	Registered
Oman	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	41018	2-Aug-2006	41018	14-Apr-2007	Registered
Qatar	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	40707	1-Aug-2006	40707	10-May-2010	Registered
Russian Federation	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
San Marino	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Singapore	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Switzerland	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Taiwan	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	95038969	28-Jul-2006	1255579	1-Apr-2007	Registered
Tajikistan	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Turkey	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
Turkmenistan	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
UAE	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	84256	15-Aug-2006	84669	07-Oct-2007	Registered
Ukraine	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
USA	MAGIC ROMANCE	3	P&G Cologne		IR896951	27-Jun-2006	IR896951	27-Jun-2006	Registered
Uzbekistan	MAGIC ROMANCE	3	P&G Cologne		896951	27-Jun-2006	896951	27-Jun-2006	Registered
Vietnam	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Registered
WIPO	MAGIC ROMANCE	3	P&G Cologne		IR 896 951	27-Jun-2006	IR 896 951	27-Jun-2006	Pending
Yemen	MAGIC ROMANCE	3	Mülhens GmbH & Co. KG	P&G Cologne	35960	2-Aug-2006	29817	05-May-2007	Registered
Taiwan	MO HUAN QIANG WEI (Chinese/C 09)	3	P&G Cologne		99033134	9-Jul-2010			Pending
Taiwan	MO HUAN QIAO MO (Chinese/C 10)	3	P&G Cologne		99039852	13-Aug-2010			Pending
Taiwan	MO NU GU SHI (Chinese/C 10)	3	P&G Cologne		99039853	13-Aug-2010			Pending
Taiwan	MO YING HUAN JING (Chinese/C 10)	3	P&G Cologne		99034701	19-Jul-2010			Pending
Antigua & Barbuda	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Armenia	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Australia	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Azerbaijan	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Bahrain	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Belarus	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Bosnia-Herzegovina	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Brunei Darussalam	NIGHT OF FANCY	3	P&G Cologne		39065	19-Nov-2007	39065	6-Nov-2007	Registered
Cambodia	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	2949007	2-Aug-2007	3004308	29-Dec-2008	Registered
Canada	NIGHT OF FANCY	3	P&G Cologne		1370200	1-Nov-2007			Pending	Allowed
China	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Croatia	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Cuba	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
EU	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Georgia	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Germany	NIGHT OF FANCY	3	P&G Cologne		30750874903	2-Aug-2007	30750874	19-Sep-2007	Registered
Hong Kong	NIGHT OF FANCY	3	P&G Cologne		300984998	1-Nov-2007	300984498	1-Nov-2007	Registered
Iceland	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
India	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	1617873	2-Nov-2007			Pending	Published

Indonesia	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	D002007040315	05-Dec-2007			Pending	Published
Iran	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Japan	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Jordan	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	96705	8-Nov-2007	96705	2-Aug-2007	Registered
Kazakhstan	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Korea (North)	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Korea (South)	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Kuwait	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	90710	12-Dec-2007	77196	12-Dec-2007	Registered
Kyrgyzstan	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Lebanon	NIGHT OF FANCY	3			6895	5-Nov-2007	113776	20-Nov-2007	Pending	Published
Liechtenstein	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Macedonia	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Malaysia	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	7021516	1-Nov-2007	7021516	2-Aug-2007	Registered
Moldova	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Monaco	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Montenegro	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Morocco	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Netherlands Antilles	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
New Zealand	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	778756	1-Nov-2007	778756	2-Aug-2007	Registered
Norway	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Oman	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Philippines	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	42007012457	9-Nov-2007	4-2007-012457	25-Feb-2008	Registered
Qatar	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	47576	13-Nov-2007	47576	27-Jun-2010	Registered
Russian Federation	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
San Marino	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Saudi Arabia	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	123515	3-Nov-2007	102437	12-Nov-2008	Registered
Serbia	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Singapore	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Switzerland	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Syria	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Taiwan	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	96051540	1-Nov-2007	1323001	16-Aug-2008	Registered
Tajikistan	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Thailand	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	678673	7-Nov-2007	KOR297132	7-Nov-2007	Registered
Turkey	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Turkmenistan	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
UAE	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	102237	7-Nov-2007	108436	25-Oct-2010	Registered
Ukraine	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
USA	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Uzbekistan	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
Vietnam	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered
WIPO	NIGHT OF FANCY	3	P&G Cologne		944032	29-Oct-2007	944032	29-Oct-2007	Registered	Published
Yemen	NIGHT OF FANCY	3	Mülhens GmbH & Co. KG	P&G Cologne	42470	20-Feb-2008	34610	16-Mar-2009	Registered
Australia	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Bahrain	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Bangladesh	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	96493	24-Jan-2006			Pending
Belarus	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Bosnia-Herzegovina	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Bulgaria	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Cambodia	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	24470/06	25-Jan-2006	KH 23820/06	05-May-2006	Registered
China	ON THE BEACH	3	P&G Cologne		IR 880 452	21-Dec-2005	IR 880 452	21-Dec-2005	Registered
Croatia	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
EU	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Georgia	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Germany	ON THE BEACH	3	P&G Cologne		305 47 352.2/03	8-Aug-2005	305 47 352	20-Sep-2005	Registered
Hong Kong	ON THE BEACH	3	P&G Cologne		300553329	22-Dec-2005	300553329	22-Dec-2005	Registered

Iceland	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Indonesia	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	D002006002515	26-Jan-2006	IDM000136085	21-Sep-2007	Registered
Japan	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Korea (South)	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Kuwait	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	74929	1-Feb-2006	75108	3-Feb-2009	Registered
Liechtenstein	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Macedonia	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Malaysia	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	6001029	23-Jan-2006	6001029	8-Aug-2005	Registered
Monaco	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Montenegro	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
New Zealand	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	741518	16-Jan-2006	741518	8-Aug-2005	Registered
Norway	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Qatar	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	38236	16-Jan-2006	38236	8-Jul-2009	Registered
Romania	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Russian Federation	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
San Marino	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Serbia	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Singapore	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Switzerland	ON THE BEACH	3	P&G Cologne		IR 880 452	21-Dec-2005	IR 880 452	21-Dec-2005	Registered
Taiwan	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	95002684	17-Jan-2006	1225130	1-Sep-2006	Registered
Turkey	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
UAE	ON THE BEACH	3	Mülhens GmbH & Co. KG	P&G Cologne	77163	30-Jan-2006	77683	20-Nov-2006	Registered
Ukraine	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
USA	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Vietnam	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
WIPO	ON THE BEACH	3	P&G Cologne		880452	21-Dec-2005	880452	21-Dec-2005	Registered
Canada	OOH LA LOVE	3	P&G Cologne		1 223 545	9-Jul-2004	TMA656993	19-Jan-2006	Registered
China	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
EU	OOH LA LOVE	3	P&G Cologne		003 872 272	14-Jun-2004	003 872 272	26-Aug-2005	Registered
Germany	OOH LA LOVE	3	P&G Cologne		304 09 731.4/03	19-Feb-2004	304 09 731	20-Apr-2004	Registered
Hong Kong	OOH LA LOVE	3	P&G Cologne		300235142	18-Jun-2004	300235142	18-Jun-2004	Registered
Indonesia	OOH LA LOVE	3	Mülhens GmbH & Co. KG	P&G Cologne	D0020042149121657	29-Jul-2004	IDM000066978	29-Jul-2004	Registered
Japan	OOH LA LOVE	3	P&G Cologne		2004-17 651	26-Feb-2004	4 811 942	22-Oct-2004	Registered
Japan	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Korea (South)	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Liechtenstein	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Malaysia	OOH LA LOVE	3	Mülhens GmbH & Co. KG	P&G Cologne	2004/09812	14-Jul-2004	4009812	19-Feb-2004	Registered
Monaco	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Norway	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
San Marino	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Singapore	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Switzerland	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Taiwan	OOH LA LOVE	3	Mülhens GmbH & Co. KG	P&G Cologne	93032171	12-Jul-2004	1143389	16-Mar-2005	Registered
USA	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
WIPO	OOH LA LOVE	3	P&G Cologne		IR 833 048	17-Jun-2004	IR 833 048	17-Jun-2004	Registered
Antigua & Barbuda	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Armenia	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Australia	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Azerbaijan	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Bahrain	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Bangladesh	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	99678	5-Jul-2006			Pending
Belarus	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Bosnia-Herzegovina	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Brunei Darussalam	ROCK ME	3	P&G Cologne		38011	11-Jul-2006	38011	11-Jul-2006	Registered
Bulgaria	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered

Cambodia	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	25794/06	10-Aug-2006	KH 25178/06	29-Nov-2006	Registered
China	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Croatia	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Cuba	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Egypt	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
EU	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Georgia	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Germany	ROCK ME	3	P&G Cologne		30602849.2	16-Jan-2006	30602849	09-Mar-2006	Registered
Hong Kong	ROCK ME	3	P&G Cologne		300674424	6-Jul-2006	300674424	6-Jul-2006	Registered
Iceland	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
India	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	1469565	13-Jul-2006	1469565	13-Jul-2006	Registered
Indonesia	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	D00-2006022482	14-Jul-2006	IDM000156512	03-Mar-2008	Registered
Iran	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Japan	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Jordan	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	25232	4-Jul-2006	86756	18-Apr-2007	Registered
Kazakhstan	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Korea (North)	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Korea (South)	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Kuwait	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	78459	12-Jul-2006	75129	15-Feb-2009	Registered
Kyrgyzstan	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Lebanon	ROCK ME	3	P&G Cologne		4092	14-Jul-2006	107547	14-Jul-2006	Registered
Liechtenstein	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Macedonia	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Malaysia	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	6012387	14-Jul-2006	6012387	16-Jan-2006	Registered
Moldova	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Monaco	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Montenegro	ROCK ME	3	P&G Cologne		896282	09-May-2007	896282	09-May-2007	Registered
Morocco	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Netherlands Antilles	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
New Zealand	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	750741	5-Jul-2006	750471	5-Jul-2006	Registered
Norway	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Oman	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	40759	10-Jul-2006	40759	23-Sep-2007	Registered
Qatar	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	40390	5-Jul-2006	40390	04-Oct-2009	Registered
Romania	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Russian Federation	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
San Marino	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Saudi Arabia	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	107785	11-Jul-2006	28915	05-May-2007	Registered
Serbia	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Singapore	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Switzerland	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Taiwan	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	95034822	5-Jul-2006	1243263	1-Jan-2007	Registered
Tajikistan	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Thailand	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	632137	14-Jul-2006	TM279963	12-May-2008	Registered
Turkey	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Turkmenistan	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
UAE	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	82775	11-Jul-2006			Pending	Published
Ukraine	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
USA	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Uzbekistan	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Vietnam	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
WIPO	ROCK ME	3	P&G Cologne		896282	22-Jun-2006	896282	22-Jun-2006	Registered
Yemen	ROCK ME	3	Mülhens GmbH & Co. KG	P&G Cologne	35653	8-Jul-2006	29812	05-May-2007	Registered
Argentina	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	2562889	22-Dec-2004	2098324	12-Jul-2006	Registered
Australia	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Bahamas	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	27404	7-Jan-2005			Pending	Published

Bahrain	SECRET WISH	3	P&G Cologne		43080	20-Dec-2004	43080	20-Dec-2004	Registered
Barbados	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne		10-Dec-2004	81/20119	16-Jan-2007	Registered
Belarus	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Bermuda	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	41606	09-Dec-2004	41606	09-Dec-2004	Registered
Bolivia	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	SM-4158-04	22-Dec-2004	105958-C	11-Oct-2006	Registered
Bosnia-Herzegovina	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Brazil	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	826 889 514	10-Dec-2004	826889514	21-Oct-2008	Registered
Bulgaria	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Canada	SECRET WISH	3	P&G Cologne		1241100	10-Dec-2004	TMA657362	25-Jan-2006	Registered
Chile	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	669 749	16-Dec-2004	727458	13-Jun-2005	Registered
China	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Colombia	SECRET WISH	3	P&G Cologne		04 126 960	20-Dec-2004	300677	22-Jul-2005	Registered
Costa Rica	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	2006-0004863	6-Jun-2006	162573	28-Sep-2006	Registered
Croatia	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Dominican Republic	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	2004-98620	09-Dec-2004	147932	15-Feb-2005	Registered
Ecuador	SECRET WISH	3	P&G Cologne		152 371	30-Dec-2004	3 207-05	22-Sep-2005	Registered
El Salvador	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	45 711-2004	23-Dec-2004	12 Book 47	7-Sep-2005	Registered
EU	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Germany	SECRET WISH	3	P&G Cologne		304 41 940.0/03	20-Jul-2004	304 41 940	24-Sep-2004	Registered
Guatemala	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	M-202-2005	14-Jan-2005	139171	21-Nov-2005	Registered
Honduras	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	23622-2004	28-Dec-2004	95278	15-Nov-2005	Registered	Annuities Acknowledged
Hong Kong	SECRET WISH	3	P&G Cologne		300334359	09-Dec-2004	300334359	09-Dec-2004	Registered
Iceland	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
India	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	1328834	29-Dec-2004	1328834	29-Dec-2004	Registered
Iran	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Jamaica	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	46113	14-Dec-2004	46113	14-Dec-2004	Registered
Korea (South)	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Kuwait	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	67965	27-Dec-2004	63771	27-Dec-2004	Registered
Liechtenstein	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Macedonia	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Malaysia	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	4019570	20-Jul-2004	04/19570	20-Jul-2004	Registered
Monaco	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Montenegro	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
New Zealand	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	723464	24-Dec-2004	723464	30-Jun-2005	Registered
Nicaragua	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	2004-04067	16-Dec-2004			Pending
Norway	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Panama	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	139800-01	30-Dec-2004	139800-01	11-May-2005	Registered
Paraguay	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	35982	21-Dec-2004	300140	3-Jul-2007	Registered
Peru	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	228118-2005	3-Jan-2005	105651	18-May-2005	Registered
Philippines	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	4-2005-006352	7-Jul-2005	4-2005-006352	22-Jan-2007	Registered
Romania	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Russian Federation	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
San Marino	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Saudi Arabia	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	93 773	15-Dec-2004	816/54	20-Dec-2005	Registered
Serbia	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Singapore	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Switzerland	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Taiwan	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	093 057 971	10-Dec-2004	1165693	1-Aug-2005	Registered
Thailand	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	576960	23-Dec-2004	TM225796	8-Sep-2005	Registered
Turkey	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
UAE	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	68686	14-Dec-2004	53696	11-Jun-2005	Registered
Ukraine	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Uruguay	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	359357	29-Dec-2004	359357	22-Nov-2005	Registered
USA	SECRET WISH	3	P&G Cologne		852833	10-Nov-2004	852833	10-Nov-2004	Registered
Venezuela	SECRET WISH	3	Mülhens GmbH & Co. KG	P&G Cologne	21780-04	13-Dec-2004			Pending

WIPO	SECRET WISH	3	P&G Cologne	852833	10-Nov-2004	852833	10-Nov-2004	Registered
Antigua & Barbuda	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Armenia	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Australia	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Azerbaijan	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Bahrain	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Bangladesh	SUMMER OF LOVE	3	PGIO	125990	6-Sep-2009			Pending
Bosnia-Herzegovina	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Brunei Darussalam	SUMMER OF LOVE	3	PGIO	40568	5-Sep-2009	40568	5-Sep-2009	Registered
Cambodia	SUMMER OF LOVE	3	PGIO	34760	06-Mar-2009	KH3316210	18-Jan-2010	Registered
China	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending	Office Action
Croatia	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Cuba	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Egypt	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
EU	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Georgia	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Hong Kong	SUMMER OF LOVE	3	PGIO	301419543	3-Sep-2009	301419543	3-Sep-2009	Registered
Iceland	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
India	SUMMER OF LOVE	3	PGIO	1858792	4-Sep-2009			Pending	Published
Indonesia	SUMMER OF LOVE	3	PGIO	D002009029662	4-Sep-2009			Pending
Iran	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Japan	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Jordan	SUMMER OF LOVE	3	PGIO	111077	3-Sep-2009	111077	06-Mar-2009	Registered
Kazakhstan	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Korea (South)	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending	Published
Kuwait	SUMMER OF LOVE	3	PGIO	106232	10-Sep-2009			Pending	Published
Kyrgyzstan	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Lebanon	SUMMER OF LOVE	3	PGIO	6275	7-Sep-2009	123929	7-Sep-2009	Registered
Liechtenstein	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Macedonia	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Malaysia	SUMMER OF LOVE	3	PGIO	9015192	3-Sep-2009			Pending
Moldova	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Monaco	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Montenegro	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Morocco	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Netherlands Antilles	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
New Zealand	SUMMER OF LOVE	3	PGIO	812120	3-Sep-2009	812120	04-Mar-2010	Registered
Norway	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending	Published
Oman	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Philippines	SUMMER OF LOVE	3	PGIO	42009008939	4-Sep-2009	42009008939	25-Mar-2010	Registered
Qatar	SUMMER OF LOVE	3	PGIO	58701	3-Sep-2009			Pending
Romania	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
San Marino	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Saudi Arabia	SUMMER OF LOVE	3	PGIO	147136	6-Sep-2009	119538	26-Sep-2010	Registered
Serbia	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Singapore	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Switzerland	SUMMER OF LOVE	3	PGIO	525412009	06-Mar-2009	584158	13-Mar-2009	Registered	Published
Taiwan	SUMMER OF LOVE	3	PGIO	98038846	4-Sep-2009	1411625	1-Jun-2010	Registered
Tajikistan	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Thailand	SUMMER OF LOVE	3	PGIO	742534	4-Sep-2009			Pending	Published
Turkey	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Registered
Turkmenistan	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
UAE	SUMMER OF LOVE	3	PGIO	133374	6-Sep-2009			Pending	Published
USA	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Uzbekistan	SUMMER OF LOVE	3	PGIO	1022779	3-Sep-2009	1022779	3-Sep-2009	Pending

Vietnam	SUMMER OF LOVE	3	PGIO		1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
WIPO	SUMMER OF LOVE	3	PGIO		1022779	3-Sep-2009	1022779	3-Sep-2009	Pending
Yemen	SUMMER OF LOVE	3	PGIO		48862	5-Sep-2009			Pending	Published
Bahrain	THREE WISHES	3	P&G Cologne		41971	22-Jul-2004	41971	15-Mar-2006	Registered
EU	THREE WISHES	3	P&G Cologne		003 899 581	28-Jun-2004	003 899 581	16-Aug-2005	Registered
Hong Kong	THREE WISHES	3	P&G Cologne		300 242 252	2-Jul-2004	300242252	10-Dec-2004	Registered
India	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	1298998	28-Jul-2004	1298998	28-Jul-2004	Registered
Israel	THREE WISHES	3	P&G Cologne		173446	18-Jul-2004	173446	09-Oct-2005	Registered
Jordan	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	20748	20-Jul-2004	75881	08-May-2005	Registered
Kuwait	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	65860	16-Aug-2004	63719	16-Aug-2004	Registered
Lebanon	THREE WISHES	3	P&G Cologne		98 892	29-Jul-2004	98 892	29-Jul-2004	Registered
Malaysia	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	2004/10548	23-Jul-2004	410548	23-Jul-2004	Registered
New Zealand	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	715709	23-Jul-2004	715709	10-Mar-2005	Registered
Saudi Arabia	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	91476	9-Aug-2004	798/47	10-Aug-2005	Registered
Taiwan	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	93033143	16-Jul-2004	1143390	16-Mar-2005	Registered
UAE	THREE WISHES	3	Mülhens GmbH & Co. KG	P&G Cologne	62 818	4-Aug-2004	50521	10-Jan-2005	Registered
Taiwan	ZI JING MO YAO (Forbidden Affair in Chinese C/10)	3	P&G Cologne		99041809	24-Aug-2010			Pending

Legend:
P&G Cologne = Full name Procter & Gamble Manufacturing Cologne GmbH	PGIO = Full name Procter & Gamble International Operations SA

  SCHEDULE B - LICENSED PRODUCTS

Fragrances – including perfume, eau de perfume, eau de toilette, cologne for men, women, children and unisex

Bath and Body Products - including shower gel, body lotion, body cream, body spray, soap, shaving products, deodorant, shampoo, conditioner, bath salt

Home Fragrances - including room sprays, scented candles, unscented candles, incense sticks, fragrance oils, pot-pourri beads, scented sachets, scented beads, oil sticks

Amenities - Fragrances and Bath and Body Products shall also include versions of fragrance and bath and body products in smaller sizes for the amenities category of Licensed Products.

SCHEDULE C - MINIMUM ANNUAL ROYALTY

Initial Term
Annual Period Ending	Amount of Minimum Annual Royalty

December 31, 2012	[———]50
December 31, 2013 and each Annual Period thereafter through December 31, 2021	[———]51 of the previous Annual Period’s Sales Royalties

First Renewal Term
Annual Period Ending	Amount of Minimum Annual Royalty

December 31, 2022 and each Annual Period thereafter through December 31, 2026	[———]52 of the previous Annual Period’s Sales Royalties

Second Renewal Term
Annual Period Ending	Amount of Minimum Annual Royalty

December 31, 2027 and each Annual Period thereafter through December 31, 2031	[———]53 of the previous Annual Period’s Sales Royalties

50 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.50.
51 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.51.
52 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.52.
53 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.53.

SCHEDULE D - MINIMUM NET SALES

END OF ANNUAL
ANNUAL PERIOD	PERIOD	AMOUNT OF MINIMUM NET SALES

Initial Term
	12/31/2012- 12/31/2014	[———]54

	12/31/2015	[———]55

	12/31/2016	[———]56

	12/31/2017	[———]57

	12/31/2018	[———]58

	12/31/2019	[———]59

	12/31/2020	[———]60

	12/31/2021	[———]61

First Renewal Term
	12/31/2022	[———]62

	12/31/2023	[———]63

54 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.54.
55 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.55.
56 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.56.
57 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.57.
58 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.58.
59 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.59.
60 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.60.
61 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.61.
62 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.62.
63 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.63.

	12/31/2024	[———]64

	12/31/2025	[———]65

	12/31/2026	[———]66
Second Renewal Term

	12/31/2027	[———]67

	12/31/2028	[———]68

	12/31/2029	[———]69

	12/31/2030	[———]70

	12/31/2031	[———]71

64 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.64.
65 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.65.
66 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.66.
67 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.67.
68 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.68.
69 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.69.
70 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.70.
71 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.71.

EXHIBIT E

MANUFACTURER'S AGREEMENT

Reference is made to the License Agreement by and between Anna Sui Corp., a New York corporation (“Licensor”) whose address is 250 West 39th Street 15th Floor, New York, New York 10018 and Inter Parfums USA, LLC, a New York limited liability company (“Licensee”) whose address is 551 Fifth Avenue, New York, NY dated April 26 2011 (the "License Agreement").

Name and address of manufacturer ("Manufacturer"):

Expiration date of license under the License Agreement (unless sooner terminated or extended): December 31, 2021.

Manufacturer and Licensee acknowledge that Manufacturer's manufacture of the Licensed Products is subject to Licensor's prior written approval, and may not proceed prior to Licensor's execution of this agreement.  In order to induce Licensor to consent to the manufacture of the Licensed Products utilizing the Licensed Marks by the undersigned Manufacturer, Manufacturer hereby agrees:

1.            Manufacturer will not manufacture or ship the Licensed Products to the order of anyone other than the Licensee unless notified in writing by Licensee; will invoice only Licensee; and will not manufacture after the expiration or termination of the License Agreement unless notified in writing by Licensee;

2.            Manufacturer will not subcontract manufacture of any of the Licensed Products utilizing the Licensed Marks;

3.            Manufacturer will not manufacture merchandise utilizing the Licensed Marks and/or Trademarks, other than the Licensed Products; in no event shall Manufacturer sell Licensed Products (including seconds) for its own account, except as authorized by Licensor; Manufacturer will not during this Agreement or thereafter dispute or contest, directly or indirectly, or do or cause to be done any act which in any way contests, impairs or tends to impair the Licensed Marks or the validity or Licensor's ownership thereof, and shall not assist others in doing so;

4.            Manufacturer will permit Licensor's authorized representatives to inspect Manufacturer's activities, premises, accounting books and invoices relevant to Manufacturer's manufacture and supply of the Licensed Products;

5.            Manufacturer will keep confidential its manufacture of the Licensed Products; by way of example only, Manufacturer will not publish or cause the publication of pictures of the Licensed Products and/or the Licensed Marks in any publication or promotional material, nor advertise that Manufacturer is permitted to manufacture Licensed Products;

6.            Manufacturer will comply with all laws and regulations applicable to the manufacture of Licensed Products including, but not limited to, all labor laws (including child welfare laws), and labor regulations.

7.            Upon notification of expiration or termination of the License Agreement (except as specifically provided therein relating to the sell-off of remaining inventory as set forth in the License Agreement) or of this Agreement, Manufacturer will immediately cease manufacturing the Licensed Products and  upon Licensor's written instructions to do so, either (i) immediately deliver to Licensor and/or Licensor's authorized representatives at no cost to Licensor any and all copies, molds, plates, engravings and/or other devices used to manufacture the Licensed Products and/or reproduce the Licensed Marks (collectively the “Manufacturing Tools”) to the extent they are owned by Licensee, as well as any Licensed Products remaining in Manufacturer's possession; or (ii) destroy the Manufacturing Tools as Licensor may direct to the extent they are owned by Licensee, and deliver to Licensor a written certificate of destruction; or (iii) to the extent the Manufacturing Tools are not owned by Licensee, sell the Manufacturing Tools to Licensor and/or designee upon such price and terms as may be agreed between Manufacturer and Licensee or its designee.

8.            Nothing herein will be construed so as to make Manufacturer a party to or third party beneficiary of the License Agreement; Manufacturer will look solely to Licensee for payment and/or other compensation in respect of the manufacture of the Licensed Products; and Manufacturer will have no such claim against and hereby releases Licensor in respect of any such payment and/or any and all other matters arising in connection with the Licensed Products and/or the License Agreement.

Dated as of ________, 20 __.

Licensee	MANUFACTURER

By:	By:

Title:	Title:

Date:	Date:

AGREED TO AND ACCEPTED:

Licensor

By:

Title:

Date:

EXHIBIT F —  STATEMENT OF SALES ROYALTIES

To:

Period covered by this report:   ___/___/___ to  ___/___/___

Licensee’s name:  INTER PARFUMS USA, LLC

Description/SKU	Units Sold (Number)	Selling Price($)	Gross Sales

Total Gross Sales			$

Less:

Discounts	$
Allowances
Rebates
Handling fees
Stocking fees
Slotting fees
Damages
Shortages
Freight and delivery charges (prepaid)
Taxes (including VAT)
Bona fide returns

Total Deductions from gross sales	$

Total Net Sales	$
Sales Royalty @ [———]72%	$

I certify that the above is accurate in all material respects and in accordance with the License Agreement with Licensor dated  ________.

By:
Print Name and Title	Date

72 Confidential information omitted and filed separately with the SEC with a request for confidential treatment by Inter Parfums, Inc., no. 10.148.72.

EXHIBIT G

PRODUCT APPROVAL FORM

******************************************************************************
FOR APPROPRIATE MATERIALS Licensee CAN ALSO SUBMIT APPROVAL REQUEST BY EMAIL AND Licensor APPROVAL  BY RETURN EMAIL
******************************************************************************

1.	Licensor Name:
Date Submitted:   __________  ____  20___
Submitted by: ____________________________

2.	Please choose the type of product and stage of development:

ITEM	DESCRIPTION
Product
P.O.P
Packaging
Promotional Materials
Advertising
Website Art/Content
Other

DEVELOPMENT STAGE	CHECK ONE
Concept/Preliminary Art
Color Comp
Final Art
Mechanical
Prototype/Pre-production Sample
Production Sample/Final Approval

3.	To be completed by Licensor

○           Approved as is

○           Approved with changes.  See comments

○           Resubmit with corrections.  See comments

○           Not approved.  See comments

COMMENTS:

Licensor Signature	Date